UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Carole M. Laible

Domini Impact Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2017

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Domini

ANNUAL REPORT 2017

JULY 31, 2017

INSIDE

SUSTAINABLE SEAFOOD

WHAT CAN CONSUMERS DO?

DOMINI IMPACT EQUITY FUND℠

DOMINI IMPACT INTERNATIONAL EQUITY FUND℠

DOMINI IMPACT BOND FUND℠

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TABLE OF CONTENTS

2	Letter to Shareholders

The Way You Invest Matters
4	Activism Update
5	Sustainable Seafood: The Impact of How We Eat
12	What Can Consumers Do?

Fund Performance and Holdings
13	Domini Impact Equity Fund
23	Domini Impact International Equity Fund
36	Domini Impact Bond Fund

55	Expense Example

Financial Statements
57	Domini Impact Equity Fund
57	Domini Impact International Equity Fund
82	Domini Impact Bond Fund

105	Board of Trustees’ Approval of Management and Submanagement Agreements

116	Trustees and Officers

119	Proxy Voting Information

119	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

The past few years have been extraordinary. Reviewing the headlines, one sees a broad range of issues that continue to develop: The Syrian refugee crisis, the scandalous revelation of sham accounts at one of our nation’s leading banks — along with the resignation of the CEO, the Panama Papers and the zika virus. The Department of Labor withdrew two legal bulletins that discouraged fiduciaries from considering the social and environmental impacts of their investments, and there were concerted efforts to avoid a point of no return on climate change. Meanwhile, the globe’s population continued to grow. Then came November, and the Presidential election, the sweep of the Senate, and a whole new approach to stewardship of this great American experiment.

For those of us interested in tracking social and environmental progress, the news has not been encouraging. We have had further affirmation that climate change is real and is manmade. We have had continuing acts of terror. Meanwhile, corporations have taken increasingly open positions that seem to refute the Administration’s stated policies, whether relating to immigration, gender-identity, climate, or race relations.

To say that global markets have shrugged off the tumult would be an understatement. Markets have been rising with extremely low volatility, in an almost eerily calm fashion. While on the one hand it makes sense — corporate earnings continue to rise and that is good for stocks — on the other hand one is left wondering how we can possibly see companies growing their earnings amidst all the uncertainty in the world.

There are some reasons for the market’s continued rise. Going forward, investors anticipate a potentially lower corporate tax rate in the U.S., making their ownership more valuable still. Interest rates, while rising, are nowhere near high enough to offer competition to stocks for investable dollars. The financial case still exists for equities. Higher earnings, less pesky government interest in how the profits are made, little competition from other potential investments, and that potential ability to keep more of the profits, by paying lower taxes, provide a formidable backdrop. This has all been good for stocks in the short term. However, as investors for the long haul, and as citizens of this planet, we have many concerns.

THE WAY YOU INVEST MATTERS®

One of the most exciting developments of the past year has been the rapid acceptance of the United Nations Sustainable Development Goals (SDGs). This 17-point program was adopted in 2015 and lays out the issues, from Zero Hunger to Decent Work and Economic Growth, to Life Below Water, that the world’s nations have committed to address, in partnership with the private sector. Strongly supportive of Peace, Justice and Strong Institutions, the goals focus on cross-cutting issues such as gender equality and North-South economic cooperation. They even include a nod to corporate sustainability reporting, a provision Domini Impact Investments urged UN delegates and ambassadors to include, in meetings we attended back in 2012 and 2013.

The SDGs present an ambitious vision for the future, recognizing that societal and environmental challenges are intertwined. According to the UN Development Programme Administrator, Helen Clark, “We are advocating for countries to have access to the funding they need to improve the lives of all their peoples and to be able to do that in ways which safeguard the integrity of vital ecosystems.” At Domini Impact Investments, “universal human dignity and ecological sustainability” have long been our guiding principles. We were delighted to see the close alignment between our approach and the SDGs, as a more holistic vision for the future has taken hold globally.

As your mutual fund manager, we have undertaken an initiative to more deliberately track our efforts on your behalf and to consider how they support the SDGs. The essay in this annual report is a part of that initiative. In it we study one aspect of Life Below Water, sustainable seafood. As with all the goals, the hurdles are enormous and progress slow. Nonetheless, noteworthy actions have been taken. We hope you enjoy reading about these efforts.

On social and ecological levels, the past twelve months have documented for us the continuing need to have the voice of investors at the table as citizens of the planet. Investors stand at the junction between one of the strongest, most organized and universal forces on the planet — finance — and the very real impact that finance has, for good or bad. The role of the socially responsible investor has never been more important.

Thank you for your investment and for your continuing support of responsible investing.

Sincerely,

Amy Domini Chair	Carole Laible President

THE WAY YOU INVEST MATTERS®

ACTIVISM UPDATE

Michael Kors Adopts Protections for Migrant Workers

No worker should ever have to pay for their job. Once they are employed, they must be able to understand the terms of their employment and be free to leave at any time. These are basic principles that most of us take for granted, but for millions of migrant workers around the world, they are very far from the norm. Many workers are placed in conditions of bonded labor, indebted to unscrupulous recruitment agencies, sometimes without access to their passports. We have been working with other investors and companies in our portfolios to change that.

We reached agreement to withdraw our shareholder proposal with Michael Kors, after constructive conversations with the company’s General Counsel. Michael Kors improved its labor requirements for its suppliers, and updated its public reporting describing the actions it is taking to address modern slavery. Among the company’s new commitments, the company will ensure that no worker in its global supply chain pays for employment, and that any recruitment fees found will be “promptly” reimbursed. Michael Kors will also require all new suppliers to disclose information about the recruitment agencies they use, prior to onboarding these suppliers into its supply chain. In addition, the company strengthened its non-discrimination policies and its protections for younger workers. We look forward to continuing our conversation with the company about implementation of these strong commitments.

Visit domini.com to read our paper, Protecting Migrant Workers.

Defending our Right to Submit Shareholder Proposals

Domini has submitted more than 280 shareholder proposals to more than 100 companies since 1994, because the shareholder proposal has proven to be a highly effective corporate accountability tool. The Financial CHOICE Act, pending before the U.S. Senate, includes a provision that would effectively eliminate our ability to submit shareholder proposals by raising the bar so high to submit a proposal that only a handful of the largest institutional investors in the world could do so. We are actively coordinating with other investors to defeat this legislation.

We published two articles on the topic, in Responsible Investor and on the Harvard Law School Forum on Corporate Governance and Financial Regulation (available at domini.com). In mid-July, we joined other investors in meetings with Senate Banking Committee staff. Our articles were used by the investor coalition to help educate Senate staff about the importance of the shareholder proposal rule.

Visit domini.com to learn more about our work on your behalf to engage corporations and policy makers on social and environmental issues, and read our quarterly Social Impact Updates.

THE WAY YOU INVEST MATTERS®

SUSTAINABLE SEAFOOD

The Impact of How We Eat

The oceans cover more than 70% of the Earth’s surface, representing 99% of the living space on our planet, by volume. More than three billion people depend on marine and coastal biodiversity for their livelihoods, and their primary source of protein.

Today, however, the oceans are under severe threat from climate change, toxic pollution and unsustainable fishing practices. These factors threaten both the continued availability of fish for consumption as well as the healthiness of the fish we consume.

The idea that the supply of fish in the ocean is limitless has contributed to all of us taking it for granted. It is estimated that two-thirds of the world’s fish stocks are either fished at their limit or overfished, and Greenpeace reports that fish at the top of the food chain, such as tuna, are disappearing quickly. Additionally, the World Bank estimates that the economic losses due to overfishing are approximately $50 billion per year.

Seafood differs substantially from other animal-based industrial agriculture. While it is easy to track and manage livestock, there isn’t a single scientific authority that can conclusively answer the question of how many fish are in the sea, or even how many species of life the oceans support. According to the United Nations, our oceans contain nearly 200,000 species, but actual numbers may lie in the millions.

Companies that depend on the seafood supply chain have a host of issues to manage, including overfishing, destructive fishing practices, and labor rights abuses. The field of sustainable seafood is complex, with a bewildering array of acronyms, certification systems and open questions to consider. We hope that this essay will help to clear up some of that confusion and give you a good sense of what some companies in our portfolios are doing to address these key challenges. We also provide some resources that you, as a consumer, can use to make smarter seafood choices.

The Cost of Modern Fishing

Seafood is the last major food source that is still caught in the wild, but the oceans cannot replenish fish at the rate we are pulling them out. Currently, about half of the world’s seafood is wild-caught and, as discussed below, farmed fish depend heavily on wild-caught feed. Modern fishing fleets are capable of catching larger quantities of fish at a time, but do not always efficiently target their nets to ensure they avoid accidentally catching other species (these non-target species are known as “bycatch”). According to Greenpeace, 100 million sharks, 300,000 whales and dolphins and 100,000 albatrosses are inadvertently caught and killed

THE WAY YOU INVEST MATTERS®

every year in nets or on fishing lines. In addition, some fishing practices — like bottom trawling — destroy habitats, including coral formations.

Illegal, unreported and unregulated fishing is also a substantial problem, accounting for an estimated 19% of the global catch. One-third of all fish sold in the United States is believed to be caught illegally. Not only do poachers ignore catch quotas established by governments, they also use outlawed equipment, including nets stretching 15 miles or more that scoop up everything in their path. The Wall Street Journal reports that “the most critical area for poaching is off the coast of West Africa, where illegal, unauthorized and unregulated fishing accounts for an estimated 40% of fish caught.” Illegal fishing threatens marine ecosystems and food security in some of the world’s poorest countries.

The Hope for Sustainable Aquaculture

The other half of the world’s seafood is produced via aquaculture, or fish farming, a practice that dates back thousands of years. Today, the vast majority of aquaculture production comes from Asia, with China alone accounting for 60% of the global aquaculture output. Aquaculture has grown in response to rising consumer demand and declining stocks of wild fish. According to experts, farmed fish production may surpass wild catches by 2019.

As the production of farmed fish increases, so do its side effects. The most common type of aquaculture consists of farming in net pens or cages anchored to the sea floor in the ocean or near the coast. As with many other types of farming practices, aquaculture presents challenges. In some fish farms, densely packed pens can lead to high disease rates, which producers try to avoid with the liberal use of antibiotics. Infectious diseases among farmed fish can also spread to native populations, introducing non-native diseases into the environment or facilitating disease through unsanitary conditions. When farmed fish escape their pens, they pose a threat to wild fish populations.

Another issue with farmed fish is their feed. Fish species like salmon and tuna are carnivorous and require a diet high in fat. To feed and sustain these kinds of farmed fish, other fish species, such as sardines or mackerel, must be harvested from the ocean. Producers use fish meal, which combines fish oil, wheat products, and chemicals into pellets which are then fed to cultivated fish. The National Oceanic and Atmospheric Administration (NOAA), a U.S. government agency, reports that one pound of farmed salmon uses the fish oil from about five pounds of wild fish and fish meal from 1.3 pounds of fish. If we accept that large scale aquaculture is here to stay, we must ensure that it is done sustainably.

Open ocean aquaculture can be part of the solution, but it should only be used to cultivate species that are native in open water systems. Open

THE WAY YOU INVEST MATTERS®

ocean aquaculture entails moving pens into the open ocean where the water is pristine and currents are strong enough to continually flush the farms of fish waste and pests. The open ocean also provides fish with more consistent salinity and temperature. That means the fish are less stressed and vulnerable to disease, which promotes better growth and minimizes the need for antibiotics or vaccines.

For the cultivation of non-native species, land-based tank systems can be used. Due to the high costs of operation, however, tank-based systems currently represent just half a percent of total industry production. The best land-based closed systems are capable of recycling 99% of their water. In addition, the water can be monitored continuously, which lessens the risk of disease and the need for antibiotics.

Plant-based feeds may also be a sustainable option for fish farms. Efforts to replace proteins from fish meal with grains and oilseeds started many years ago. Today, entrepreneurs are working on alternative feeds like algae and large corporations like Cargill (not currently approved for the Domini Funds) are investing in genetically modified oilseeds. In addition, researchers are trying to determine whether popular carnivorous fish like trout, yellowtail, walleye, and Atlantic salmon can survive on vegetarian and fish-free diets. If so, fish farmers would be able to drastically reduce their use of fish meal.

Currently, there are no publicly traded aquaculture companies that meet Domini’s standards for investment. Farmed fish, however, is part of the supply chain of many companies in the food industry, including food manufacturers, distributors, and retailers that meet Domini’s standards for investment.

Labor Rights in The Seafood Supply Chain

Labor rights are a major concern throughout the seafood supply chain, whether it’s wild-caught or farmed. In “Protecting Migrant Workers,” an essay in the Domini Funds’ most recent Semi-Annual Report, we described how our research department identified the enslavement of migrant workers as a high risk in the seafood supply chain. Costco, Sysco, William Morrisons and other major companies have joined the Seafood Task Force (www.seafoodtaskforce.global), a multi-stakeholder alliance that aims to tackle forced labor and human trafficking in seafood production. Domini continues to work with other investors and companies on these and other challenges facing migrant workers.

Certifications and Traceability

Companies depend upon global supply chains that can be complex, multi-tiered and opaque. However, we cannot hope to ensure that our seafood is truly sustainably sourced without end-to-end traceability, meaning that each unit of seafood sold to a consumer can be traced all the way back to

THE WAY YOU INVEST MATTERS®

its point of harvest at sea or on a farm. Traceability of supply chains also supports compliance with restrictions on illegal, unreported and unregulated fishing. Traceability is a daunting logistical task, but rapid advances are being made in the development of affordable tracking systems. Companies are increasingly using a variety of certifications, as well as joining multi-stakeholder task forces and industry associations, to advance the dialogue on sustainable seafood sourcing practices.

The Marine Stewardship Council (MSC), originally formed out of a collaboration between the World Wildlife Fund (WWF) and Unilever (at the time, one of the world’s largest producers of frozen seafood), offers one of the most widely used sustainable seafood certification systems for wild-catch fisheries. The MSC Fisheries Standard is based on three pillars: sustainable fish stocks, minimizing environmental impact, and effective management. It is important to view MSC as a process, rather than a “seal of approval.” Many MSC-certified fisheries have significant room to improve. If a fishery meets the standard for certification, the fishery then must submit an action plan on how it will improve its performance and must undergo surveillance audits on an annual basis. The certification must be renewed every five years. MSC also offers a Chain of Custody standard, which ensures that seafood is traceable to an MSC-certified fishery.

The Aquaculture Stewardship Council (ASC) standards were developed by NGOs, marine scientists and the salmon industry. ASC certifies twelve species of farm-raised seafood against standards that focus on both the environmental and social impacts of farming.

Two other initiatives we are watching closely include the Ocean Disclosure Project and Fish Tracker. The Ocean Disclosure Project, launched by the Sustainable Fisheries Partnership (SFP), prompts companies to publicly disclose extensive information about the wild-caught seafood they buy. William Morrison Supermarket (UK) was one of the five initial signatories when it launched in 2015 and remains the project’s only publicly traded participant. We are also optimistic about the launch of Fish Tracker, an initiative by Investor Watch, to align capital markets with sustainable fisheries management. Though these initiatives are in their early stages, Domini values these resources to further our research and engagement activities.

Finally, the Monterey Bay Aquarium’s Seafood Watch program has developed science-based standards for fisheries and aquaculture to help distinguish between which species are sustainable options and which seafood would be best to avoid (“red-rated”) due to concerns with overfishing or destructive fishing or farming practices. Similarly, Greenpeace maintains its own “Red List” which highlights species of

THE WAY YOU INVEST MATTERS®

seafood the organization believes should not be made commercially available due to various risks such as overfishing or illegal fishing practices.

The Corporate Response

Corporate sustainable seafood policies generally rely upon a mix of certification standards, including MSC, ASC and others, as well as, species-specific policies. As you will see from the brief profiles below, among our Funds’ current holdings with exposure to seafood, there are a range of policies and approaches to the difficult issues companies face.

In the United States, Whole Foods was the first retailer to sell MSC-certified products back in 2000. For three consecutive years, Whole Foods has received the top ranking in Greenpeace’s “Carting Away the Oceans” report, which annually ranks supermarket chains on their approach to seafood sourcing. Whole Foods prohibits the sale of red-rated seafood, and states that it will not sell seafood that is overfished, poorly managed, or caught in ways that cause harm to habitats or other wildlife. In March 2017, the company announced that it was establishing sustainability and traceability requirements for canned tuna. Whole Foods also requires suppliers to track each lot of tuna from the boat to the cannery. In addition, the company requires that farm-raised seafood be third-party verified to meet its Responsibly Farmed Standards, which prohibits the use of antibiotics. In August, Amazon.com acquired Whole Foods. We will be watching closely to see whether Amazon maintains Whole Foods’ long-term commitment to sustainable seafood.

Sainsbury’s, the second largest British supermarket chain, has also been sourcing MSC-certified fish since 2000 and, according to MSC, is considered a global leader in sustainable seafood. In 2016, 76% of its wild-caught seafood was MSC-certified and the company is working towards having all fish it sells certified sustainable by 2020.

Unlike Whole Foods, which will not carry “red-rated” species under any circumstances, Costco’s seafood sourcing policy states that it will not sell certain wild species that have been identified as at great risk, unless sources are certified by the MSC. Rather than simply avoid fish from fisheries that fail to meet MSC standards, the company is working with a group of WWF sponsored Fishery Improvement Projects (FIP) designed to bring fisheries up to MSC standards. Costco’s major canned tuna suppliers are participants in the International Seafood Sustainability Foundation, which is undertaking “science-based initiatives for the long-term conservation and sustainable use of tuna stocks, reducing bycatch and promoting ecosystem health.” The company works to source farmed fish from suppliers that are ASC-certified and has participated in the implementation of ASC dialogues that include salmon, shrimp, tilapia,

THE WAY YOU INVEST MATTERS®

and pangasius. Domini has been in dialogue with Costco on seafood issues since 2010, most recently around its involvement in addressing human rights issues in the supply of shrimp from Thailand.

U.S. supermarket chain Kroger reports that 69% of its total seafood volume came from MSC-certified fisheries. The company states that traceability and the removal of illegally sourced seafood is a critical component of a comprehensive sustainable seafood policy and commitment. Since 2009, Kroger has reportedly supported 23 FIPs through sourcing, letters to stakeholders, and/or direct funding.

Metro AG is the third-largest retailer in Germany and one of Europe’s leading fish wholesalers. Metro has a sustainable fish selection that includes a wide range of MSC and ASC-certified products. By 2020, Metro is seeking to offer 80% of its twelve best-selling types of fish and seafood from sustainably certified sources. Currently, Metro reports that 90% of its aquaculture seafood is certified. The company also works with small-scale fishermen in support of more sustainable practices. To address the substantial pressure on fish stocks in Japan, Metro’s subsidiary Metro Cash & Carry Japan is working with a local university to raise fish from fertilized fish eggs to ensure a fully traceable and sustainable aquaculture process.

Sysco, a food distribution company that supplies restaurants, hotels, hospitals and schools, reports that as of 2015, 9 of its top 10 Sysco Brand seafood products came from certified fisheries or fisheries engaged in a comprehensive FIP. Sysco is also collaborating with WWF to improve its seafood procurement practices.

The seafood supply chain does not only affect food for human consumption. The Canadian retailer, Loblaw, for example, offers MSC-certified dog and cat food products across over 1,000 supermarkets.

Tiger Brands, South Africa’s largest food and consumer healthcare company, has a 42% ownership in Oceana Group Ltd, which is the only direct exposure to a fishery in the Domini Funds’ portfolios. Oceana, a black-owned company, publishes reports on its environmental and social impact and has partnered with WWF to advance ecosystem-focused fisheries management practices.

THE WAY YOU INVEST MATTERS®

Looking Ahead

On September 25, 2015, the United Nations announced its new global sustainability agenda, in the form of seventeen Sustainable Development Goals (SDGs). SDG 14 is to “Conserve and sustainably use the oceans, seas and marine resources.” Each goal is accompanied by a set of targets.

We believe that it is critical for the private sector, including corporations, investors and consumers, to play an active role in promoting the SDGs and delivering on their ambitious targets. This is an imperative if we are to serve the needs of a rapidly growing human population while respecting planetary limits.

Human civilization cannot survive without healthy ecosystems. Financial returns, of course, are also at stake, as corporations depend upon dwindling natural resources to deliver value to shareholders. You’ll be hearing more from Domini on how our work aligns with the SDGs and how we intend to strengthen those efforts, including efforts to improve the sustainability of seafood.

With the exception of Cargill, which is not currently approved for investment, the holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The composition of the Funds’ portfolios is subject to change.

The Domini Funds are not insured and are subject to market risks. Investment return, principal value, and yield may fluctuate. An investor’s shares when redeemed may be worth more or less than their original cost. You may lose money.

This report is not authorized for distribution to prospective investors of the Domini Funds referenced herein unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing herein contained is to be considered a recommendation concerning the merits of any noted company, or an offer of sale or a solicitation of an offer to buy shares of any Fund or company referenced in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information. Please read the prospectus carefully before investing. The Domini Funds are distributed by DSIL Investment Services LLC (DSILD), Member FINRA. Domini Impact Investments LLC (Domini) is the Funds’ investment manager. The Funds are subadvised by Wellington Management Company LLP. DSILD and Domini are not affiliated with Wellington Management Company LLP 9/17

WHAT CAN CONSUMERS DO?

Don’t underestimate your effectiveness as a consumer — you have the power to change entire industries with your choices and collective voice. Here are some fish-buying tips and resources:

•

Diversify the species of seafood you consume. Shrimp, salmon, tuna, tilapia, and pollock are among the most widely consumed seafood in the United States. Environmental organizations warn that the overconsumption of certain species can lead to various risks for consumers and the environment.

NRDC: The Smart Seafood Buying Guide (www.nrdc.org/stories/smart-seafood-buying-guide) helps consumers diversify the types of seafood they eat, avoid species high in mercury, buy seafood sourced from countries with strong regulations and support local community fisheries.

•

Be picky about where you shop. You can choose to shop at retailers that have made a concerted effort to offer more certified and sustainable seafood. You can request to talk to the manager of the seafood department or reach out to the corporate office to inquire about what it would take for the store to support more sustainable seafood options. If you notice that your local grocery store is doing a poor job communicating their policies or consistently performing low in reports such as Greenpeace’s annual Carting Away the Oceans, don’t be afraid to speak up.

Greenpeace: Carting Away the Oceans (cato.greenpeaceusa.org) provides annual rankings of food retailers that can help consumers make educated decisions on where to shop for seafood. See also Greenpeace’s Sustainable Seafood Consumer Hub at http://seafood.greenpeaceusa.org/

•

Choose your fish wisely. Take advantage of available consumer resources and guides — they exist to help empower consumers to make sustainable seafood choices, whether you are shopping at your local grocery store or if you are out to dinner.

Monterey Bay Aquarium: Seafood Watch (www.seafoodwatch.org) highlights which species of fish are “Best Choices” (green), “Good Alternatives” (yellow), or ones to “Avoid” (red). The aquarium also offers national, regional and state guides on their website and as a smartphone app.

NOAA: FishWatch: (www.fishwatch.gov) The National Oceanic and Atmospheric Administration publishes FishWatch U.S. Seafood Facts, a comprehensive online resource where you can view profiles of over 100 species of U.S. farmed or U.S. wild-caught species of seafood that include information on population, fishing rates, habitat impacts, as well as health and nutrition facts.

DOMINI IMPACT EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2017, the Domini Impact Equity Fund Investor shares returned 14.07%, lagging the S&P 500 Index, which returned 16.04%.

The Fund is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments LLC (“Domini”) and Wellington Management Company LLP (“Wellington Management”). Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington then utilizes a disciplined and systematic process to manage the portfolio. Wellington Management’s philosophy relies on systematically exploiting sources of excess returns, stemming from both common behavioral, market structure, and risk premia inefficiencies in the market and the belief that certain factors are strongly associated with stock outperformance.

Security selection was the primary detractor from the Fund’s performance relative to the S&P 500 Index, driven by weak selection in the consumer discretionary, information technology, and health care sectors. Within consumer discretionary, underperformance was driven primarily by positions in retailers, particularly Foot Locker and Ross Stores. Relative underperformance in information technology was driven by our overweight position in IBM, and our underweight positions of strong-performing Apple and Facebook during the period. In health care, our overweight position in Edwards Lifesciences detracted most during the period. Both the Foot Locker and Edwards Lifesciences positions were eliminated by the end of the period.

The Fund’s sector allocations partially offset the negative results from security selection, primarily driven by an underweight allocation to the poor performing energy sector and an overweight allocation to the strong performing information technology sector. Additionally, security selection in the industrials, financials, and energy sectors aided relative performance.

From a market capitalization standpoint, the portfolio’s strong security selection within mid-cap securities ($2 to $10 billion) and large-cap ($20 to $50 billion) compared to the S&P 500 Index were primary contributors to relative performance. However, weak security selection in mega-cap (>$50 billion) securities partially offset these strong returns. The portfolio benefited from an overweight allocation to small-cap (<$2 billion) securities.

Over the last year, the Fund’s positive relative exposure to Wellington’s valuation and quality themes added to returns compared to the benchmark. Valuation did particularly well in the second half of 2016 at the expense of momentum. These trends have reversed in 2017, with the market becoming more singularly focused on momentum.

Top detractors from relative performance, compared to the S&P 500 Index, included Foot Locker (consumer discretionary), Ross Stores (consumer discretionary), and Verizon (telecommunication services). Top contributors to relative performance included Prudential Financial (financials), Applied Materials (information technology), and Unum Group (financials).

During the period Wellington Management deployed refinements to its portfolio construction process, to reduce trading costs and market impact by making better use of available liquidity. These refinements are designed to augment Wellington’s historically strong management of trading costs.

TEN LARGEST HOLDING (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Apple Inc.	3.7%	Consolidated Edison Inc.	2.8%
Alphabet Inc. Class A	3.3%	Gilead Sciences Inc.	2.7%
PepsiCo Inc.	3.1%	Cummins Inc.	2.6%
Prudential Financial Inc.	3.0%	International Business Machines Corp	2.5%
Amazon.com Inc.	2.9%
		Unum Group	2.4%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Fund is subject to market, sector concentration, style and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	S&P 500
As of 7/31/17	1 Year	14.07%	16.04%
	5 Year	11.19%	14.78%
	10 Year	6.04%	7.74%
	Since Inception (6/3/91)	8.33%	9.53%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND INVESTOR SHARES AND S&P 500 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus supplement dated May 1, 2017, the Fund’s gross and net annual operating expenses totaled 1.08% of net assets. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.25% of its average daily net assets per annum, absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500
As of 7/31/17	1 Year	8.55%	13.97%	16.04%
	5 Year	10.10%	11.17%	14.78%
	10 Year*	5.53%	6.04%	7.74%
	Since Inception (6/3/91)*	8.12%	8.33%	9.53%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND CLASS A SHARES AND S&P 500 (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus supplement dated May 1, 2017, the Fund’s gross and net annual operating expenses totaled 1.35% and 1.12% of net assets, respectively. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary Class A share expenses to 1.18% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	S&P 500
As of 7/31/17	1 Year	14.51%	16.04%
	5 Year	11.61%	14.78%
	10 Year*	6.04%	7.74%
	Since Inception (6/3/91)*	8.33%	9.53%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND INSTITUTIONAL SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus supplement dated May 1, 2017, the Fund’s gross and net annual operating expenses totaled 0.75% and 0.74% of net assets, respectively. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.80% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the expenses of the Institutional shares.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Class R shares	S&P 500
As of 7/31/17	1 Year	14.20%	16.04%
	5 Year	11.52%	14.78%
	10 Year	6.38%	7.74%
	Since Inception (6/3/91)*	8.50%	9.53%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND CLASS R SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus supplement dated May 1, 2017, the Fund’s gross and net annual operating expenses totaled 0.76% of net assets. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary Class R share expenses to 0.90% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class R shares were not offered prior to November 28, 2003. All performance information for the portion of the period prior to November 28, 2003 is the performance of the Investor shares and has not been adjusted to reflect the expenses of the Class R shares.

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2017

SECURITY	SHARES	VALUE
Common Stocks – 99.3%
Consumer Discretionary – 12.4%
Amazon.com Inc (a)	25,312	$25,002,687
Best Buy Co Inc	866	50,522
Burlington Stores Inc (a)	38,047	3,311,230
Chipotle Mexican Grill Inc (a)	29,124	10,011,957
Coach Inc	348	16,405
Comcast Corp Cl A	444,504	17,980,187
Gap Inc/The	445	10,604
Home Depot Inc/The	218	32,613
JC Penney Co Inc (a)	1,546	8,364
Kohl’s Corp	212	8,766
L Brands Inc	219	10,159
Lear Corp	36,990	5,481,548
Lowe’s Cos Inc	364	28,174
Marriott International Inc/MD Cl A	146	15,212
Michael Kors Holdings Ltd (a)	235	8,563
NIKE Inc Cl B	376	22,203
Ralph Lauren Corp	82	6,203
Ross Stores Inc	316,193	17,491,797
Scripps Networks Interactive Inc Cl A	145,764	12,741,231
Staples Inc	666	6,760
Starbucks Corp	414	22,348
Target Corp	181	10,257
TJX Cos Inc/The	205,050	14,417,066
Walt Disney Co/The	242	26,603

		106,721,459

Consumer Staples – 11.0%
Avon Products Inc (a)	2,873	10,458
Campbell Soup Co	80,865	4,272,098
Coca Cola Co/The	292	13,385
Colgate-Palmolive Co	218,787	15,796,421
Costco Wholesale Corp	73,364	11,628,928
Estee Lauder Cos Inc/The Cl A	120	11,879
General Mills Inc	175	9,741
Kimberly-Clark Corp	141	17,366
Kraft Heinz Co/The	223	19,504
Kroger Co/The	860	21,087
Loblaw Companies LTD	79,972	4,342,168
Mondelez International Inc Cl A	265	11,665
National Beverage Corp	28,556	2,916,139
PepsiCo Inc	228,424	26,636,523
Procter + Gamble Co/The	155	14,077
Sysco Corp	178,211	9,377,463
Walgreens Boots Alliance Inc	244,345	19,711,311
Whole Foods Market Inc	248	10,356

		94,820,569

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

SECURITY	SHARES	VALUE
Energy – 0.2%
Subsea 7 SA ADR	134,203	$1,987,546

		1,987,546

Financials – 15.4%
AGNC Investment Corp	109,628	2,321,921
American Express Co	191	16,279
Banco Santander Brasil SA	211,722	1,721,300
Bank of America Corp	120,524	2,907,039
Bank of Montreal	34,100	2,587,167
Bank of Nova Scotia/The	37,616	2,343,853
Canadian Imperial Bank of Commerce	53,003	4,602,781
DBS Group Holdings Ltd ADR	106,738	6,847,243
Hartford Financial Services Group Inc/The	96,599	5,312,945
Intercontinental Exchange Inc	195	13,008
Invesco Mortgage Capital Inc	125,474	2,086,633
Lincoln National Corp	53,106	3,879,924
Loews Corp	56,499	2,750,371
MetLife Inc	264,764	14,562,020
MFA Financial Inc	815,843	6,926,507
MGIC Investment Corp (a)	191,235	2,231,712
Morgan Stanley	292	13,695
National Bank Of Canada	85,343	3,831,922
ORIX Corp ADR (a)	27,030	2,238,895
PNC Financial Services Group Inc/The	190	24,472
Popular Inc	122,024	5,142,091
Prudential Financial Inc	228,412	25,863,091
Radian Group Inc	245,438	4,275,530
Regions Financial Corp	273,143	3,987,888
Two Harbors Investment Corp	538,798	5,328,712
Unum Group	414,409	20,774,323
US Bancorp	346	18,262

		132,609,584

Health Care – 14.6%
Baxter International Inc	47,532	2,874,735
Biogen Inc	42,139	12,203,033
Bruker Corp	50,108	1,437,097
Celgene Corp (a)	47,243	6,397,175
Cooper Cos Inc/The	19,705	4,805,458
Gilead Sciences Inc	305,710	23,261,474
IDEXX Laboratories Inc (a)	105,948	17,636,104
Intuitive Surgical Inc (a)	899	843,496
Masimo Corp (a)	41,257	3,902,912
Merck & Co Inc	307,178	19,622,531
Quest Diagnostics Inc	184,128	19,942,904
Sanofi ADR	205,652	9,739,679
Taro Pharmaceutical Industries Ltd (a)	13,198	1,508,927
Waters Corp (a)	11,202	1,942,875

		126,118,400

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

SECURITY	SHARES	VALUE
Industrials – 8.1%
3m Co	115	$23,135
Alaska Air Group Inc	55,468	4,727,538
Applied Industrial Technologies Inc	12,610	712,465
Cummins Inc	132,390	22,228,280
Herman Miller Inc	64,000	2,155,200
JetBlue Airways Corp (a)	1,688	37,018
LSC Communications Inc	409	8,744
ManpowerGroup Inc	44,202	4,736,244
PACCAR Inc	200,455	13,721,145
Robert Half International Inc	246,711	11,163,673
RR Donnelley & Sons Co	569	7,033
Toro Co/The	60,485	4,299,879
United Parcel Service Inc Cl B	131	14,448
United Rentals Inc (a)	52,783	6,279,066

		70,113,868

Information Technology – 24.3%
Advanced Micro Devices Inc (a)	3,150	42,872
Alphabet Inc Cl A (a)	29,894	28,264,777
Apple Inc	212,755	31,643,051
Applied Materials Inc	446,074	19,765,539
Cisco Systems Inc	504	15,851
Citrix Systems Inc	85,208	6,729,728
Electronic Arts Inc (a)	73,961	8,634,207
Euronet Worldwide Inc (a)	7,138	689,602
F5 Networks Inc (a)	121,545	14,676,559
Facebook Inc Cl A (a)	40,097	6,786,417
First Solar Inc (a)	358	17,653
FUJIFILM Holdings Corp ADR (a)	27,239	998,718
HP Inc	145,662	2,782,144
Intel Corp	563,339	19,981,634
International Business Machines Corp	146,839	21,243,198
Lam Research Corp	100,243	15,984,749
Mastercard Inc Cl A	38,492	4,919,278
Microsoft Corp	88,514	6,434,968
Motorola Solutions Inc	201	18,227
Synopsys Inc (a)	202,264	15,487,354
VMware Inc Cl A (a)	43,116	3,997,284

		209,113,810

Materials – 3.8%
Domtar Corp	227,700	8,893,962
Louisiana-Pacific Corp (a)	122,001	3,063,445
Nucor Corp	230	13,264
Sherwin-Williams Co/The	26,961	9,093,136
Steel Dynamics Inc	332,713	11,781,367
WestRock Co	256	14,700

		32,859,874

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

SECURITY	SHARES	VALUE
Real Estate – 3.4%
CBRE Group Inc Cl A (a)	60,382	$2,293,912
Equity Commonwealth (a)	32,842	1,037,150
Host Hotels & Resorts Inc	408,710	7,626,529
Mack Cali Realty Corp	289,321	7,591,783
Mid-America Apartment Communities Inc	39,229	4,061,378
Omega Healthcare Investors Inc	135,542	4,281,772
Weingarten Realty Investors	70,548	2,289,988

		29,182,512

Telecommunication Services – 2.5%
AT&T Inc	44,897	1,750,983
BCE Inc	85,976	4,034,854
Rogers Communications Inc Cl B	31,553	1,640,756
Telephone & Data Systems Inc	182,230	5,180,799
Telus Corporation	72,044	2,594,172
Verizon Communications Inc	127,078	6,150,575

		21,352,139

Utilities – 3.6%
Avangrid Inc	119,649	5,434,458
Consolidated Edison Inc	293,201	24,294,635
Eversource Energy	17,833	1,084,068

		30,813,161

Total Investments – 99.3% (Cost $719,142,026) (b)		855,692,922

Other Assets, less liabilities – 0.7%		6,004,646

Net Assets – 100.0%		$861,697,568

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $719,503,911. The aggregate gross unrealized appreciation is $151,371,159 and the aggregate gross unrealized depreciation is $15,182,148, resulting in net unrealized appreciation of $136,189,011.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2017, the Domini Impact International Equity Fund Investor shares returned 20.61%, outperforming the MSCI EAFE Index, which returned 18.32% (gross) and 17.77% (net) during the period.

The Fund is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments LLC (“Domini”) and Wellington Management Company LLP (“Wellington Management”). Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington then utilizes a disciplined and systematic process to manage the portfolio. Wellington Management’s philosophy relies on systematically exploiting sources of excess returns, stemming from both common behavioral, market structure, and risk premia inefficiencies in the market and the belief that certain factors are strongly associated with stock outperformance.

During the period, security selection was the primary driver of outperformance relative to the MSCI EAFE Index. Strong security selection within the materials, consumer staples, and information technology sectors aided relative results. Within materials, our positions in Norsk Hydro, Mitsubishi Gas and Sims Metal Management were particularly additive to EAFE-relative results. Partially offsetting these positive results was weak security selection within the telecommunication services and energy sectors.

Overall, top contributors to relative performance included Norsk Hydro (materials), ING Groep (financials), and STMicroelectronics (information technology). Top detractors included TPG Telecom (telecommunication services), Central Japan Railway Company (industrials) and Royal Mail (industrials). TPG Telecom was eliminated from the portfolio prior to the end of the period.

Typically, the Fund’s sector exposures generally fall within +/- 3% of the benchmark, but occasionally fall outside that range. From an allocation perspective, sector positioning relative to the MSCI EAFE Index contributed to relative results during the period. An underweight allocation to the underperforming health care sector and an overweight allocation to the strong performing information technology sector aided relative performance.

From a regional perspective, the portfolio’s strong security selection within Europe, Japan, and the Middle East contributed to relative results. This positive relative performance was partially offset by negative selection within North America and Asia (ex-Japan). The Fund benefited from an overweight position in European banks and household durables stocks. Our exposure to emerging market stocks, which represent a relatively small portion of the portfolio’s investments (under 10%), also provided a return tailwind. This helped to partially offset an underweight model exposure to European and Japanese equities.

From a market capitalization standpoint, the portfolio’s strong security selection within mid-cap securities (US$2 to US$10 billion) and large-cap (US$10 to US$20 billion) compared to the MSCI EAFE Index were primary contributors to relative performance, partially offset by weak security selection in the $20 to $50 billion market cap range. The portfolio also benefited from an underweight allocation to mega-cap (>US$50 billion) securities.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Sanofi	2.9%	Allianz SE	1.8%
Unilever PLC	2.3%	Cie de Saint-Gobain	1.7%
Nissan Motor Company Ltd.	2.1%	Siemens AG	1.7%
Adecco Group AG	1.9%	DBS Group Holdings Ltd.	1.6%
Kering	1.8%	Sandvik AB	1.6%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

An investment in the Domini Impact International Equity Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, sector concentration, foreign investing and style risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

*Other countries include Norway (1.2%), China (0.8%), South Africa (0.8%), United States (0.6%), Belgium (0.5%), Indonesia (0.5%), Panama (0.5%), Brazil (0.4%), Hungary (0.4%), Italy (0.3%), Mexico (0.3%), Finland (0.2%), Israel (0.1%), Thailand (0.1%), and Ireland (0.0%).

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Investor shares	MSCI EAFE (gross)	MSCI EAFE (net)
As of 7/31/17	1 Year	20.61%	18.32%	17.77%
	5 Year	11.86%	9.55%	9.06%
	10 Year	1.96%	1.94%	1.46%
	Since Inception (12/27/06)	2.21%	2.80%	2.52%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND INVESTOR SHARES AND MSCI EAFE (GROSS)/(NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus supplement dated May 1, 2017, the Fund’s gross and net annual operating expenses totaled 1.46% of net assets. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.60% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact International Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. It is not available for direct investment. MSCI EAFE (gross) includes the reinvestment of dividends but reflects no deduction for fees, expenses or taxes. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE (gross)	MSCI EAFE (net)
As of 7/31/17	1 Year	14.72%	20.44%	18.32%	17.77%
	5 Year	10.78%	11.86%	9.55%	9.06%
	10 Year*	1.47%	1.96%	1.94%	1.46%
	Since Inception (12/27/06)*	1.74%	2.21%	2.80%	2.52%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND CLASS A SHARES AND MSCI EAFE (GROSS)/(NET) (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus supplement dated May 1, 2017, the Fund’s gross and net annual operating expenses totaled 1.53% and 1.47% of net assets, respectively. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary Class A share expenses to 1.57% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact International Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. It is not available for direct investment. MSCI EAFE (gross) includes the reinvestment of dividends but reflects no deduction for fees, expenses or taxes. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charges of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Institutional shares	MSCI EAFE (gross)	MSCI EAFE (net)
As of 7/31/17	1 Year	20.80%	18.32%	17.77%
	5 Year*	11.86%	9.55%	9.06%
	10 Year*	1.96%	1.94%	1.46%
	Since Inception (12/27/06)*	2.21%	2.80%	2.52%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES AND MSCI EAFE (GROSS)/(NET)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus supplement dated May 1, 2017, the Fund’s gross and net annual operating expenses totaled 1.04% of net assets. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 1.27% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact International Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. It is not available for direct investment. MSCI EAFE (gross) includes the reinvestment of dividends but reflects no deduction for fees, expenses or taxes. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes.

*Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 28, 2012 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the expenses of the Institutional shares.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2017

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stock – 97.8%
Australia – 4.7%
Bendigo & Adelaide Bank Ltd	Banks	559,430	$4,966,427
BlueScope Steel Ltd	Materials	171,947	1,809,270
Boral Ltd	Materials	122,264	675,458
Challenger Ltd/Australia	Diversified Financials	707,354	7,256,604
Dexus	Real Estate	1,226,495	9,184,639
Flight Centre Travel Group Ltd	Consumer Services	61,071	2,120,888
Fortescue Metals Group Ltd	Materials	1,009,443	4,625,804
Harvey Norman Holdings Ltd	Retailing	689,641	2,406,013
Mirvac Group	Real Estate	6,813,568	11,803,962
Sims Metal Management Ltd	Materials	389,690	4,834,636
Westpac Banking Corp	Banks	1,344	34,143

			49,717,844

Belgium – 0.5%
UCB SA	Pharma, Biotech & Life Sciences	69,399	5,036,929

			5,036,929

Brazil – 0.4%
M Dias Branco SA	Food & Beverage	254,115	4,127,641

			4,127,641

China – 0.8%
Beijing Capital International Airport Co Ltd Cl H	Transportation	680,188	1,071,210
Nine Dragons Paper Holdings Ltd	Materials	3,783,961	5,639,496
Ping An Insurance Group Co of China Ltd Cl H	Insurance	312,562	2,319,157

			9,029,863

Denmark – 1.6%
Danske Bank A/S	Banks	47,694	1,924,349
H Lundbeck A/S	Pharma, Biotech & Life Sciences	118,420	7,087,196
TDC A/S	Telecommunication Services	199,762	1,227,205
Vestas Wind Systems A/S	Capital Goods	72,222	7,030,242

			17,268,992

Finland – 0.2%
Orion Oyj Cl B	Pharma, Biotech & Life Sciences	23,073	1,162,388
Valmet OYJ	Capital Goods	64,720	1,175,096

			2,337,484

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
France – 13.3%
AXA SA	Insurance	125,123	$3,682,101
BNP Paribas SA	Banks	35,345	2,732,418
Carrefour SA	Food & Staples Retailing	355	8,500
Casino Guichard Perrachon SA	Food & Staples Retailing	75,094	4,563,139
Cie de Saint-Gobain	Capital Goods	322,225	17,813,673
Cie Generale des Etablissements Michelin	Automobiles & Components	52,292	7,049,940
CNP Assurances	Insurance	202,651	4,874,083
Credit Agricole SA	Banks	923,550	16,169,660
Faurecia	Automobiles & Components	57,059	3,157,103
Kering	Consumer Durables & Apparel	54,578	19,014,684
Orange SA	Telecommunication Services	411,479	6,898,605
Peugeot SA	Automobiles & Components	755,153	16,190,575
Sanofi	Pharma, Biotech & Life Sciences	323,856	30,821,028
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	477,178	8,118,219

			141,093,728

Germany – 9.9%
adidas AG	Consumer Durables & Apparel	22,962	5,224,937
Allianz SE	Insurance	89,203	18,930,670
Bayerische Motoren Werke AG	Automobiles & Components	116,260	10,651,757
CECONOMY AG	Retailing	516,121	5,781,425
Deutsche Lufthansa AG	Transportation	380,824	8,160,424
Fraport AG Frankfurt Airport Services Worldwide	Transportation	62,571	6,242,523
Innogy SE	Utilities	185,137	7,745,546
Merck KGaA	Pharma, Biotech & Life Sciences	145,767	15,957,143
Metro Wholesale & Food Specialist AG (a)	Food & Staples Retailing	157,866	3,176,208
Siemens AG	Capital Goods	130,293	17,627,381
Suedzucker AG	Food & Beverage	175,125	3,722,699
Vonovia SE	Real Estate	65,722	2,654,292

			105,875,005

Hong Kong – 3.1%
ASM Pacific Technology Ltd	Semiconductors & Semiconductor Equipment	539,672	6,992,799
Great Eagle Holdings Ltd	Real Estate	189,790	1,041,273
Hongkong Land Holdings Ltd	Real Estate	281,634	2,117,888
Hysan Development Co Ltd	Real Estate	160,208	775,384
Kerry Properties Ltd	Real Estate	851,179	2,986,153
Wharf Holdings Ltd/The	Real Estate	1,372,526	11,677,670
Wheelock & Co Ltd	Real Estate	926,838	6,989,720
Xinyi Glass Holdings Ltd	Automobiles & Components	684,955	708,621

			33,289,508

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Hungary – 0.4%
Richter Gedeon Nyrt	Pharma, Biotech & Life Sciences	150,532	$3,834,555

			3,834,555

Indonesia – 0.5%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	14,496,126	5,102,584

			5,102,584

Ireland – 0.0%
Irish Bank Resolution Corp Ltd/Old (a) (b)	Banks	138,674	0

			0

Israel – 0.1%
Taro Pharmaceutical Industries Ltd (a)	Pharma, Biotech & Life Sciences	13,404	1,532,479

			1,532,479

Italy – 0.3%
A2A SpA	Utilities	1,604,257	2,719,862

			2,719,862

Japan – 21.4%
Asahi Glass Co Ltd	Capital Goods	281,973	11,866,369
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	439,466	5,599,965
Brother Industries Ltd	Technology Hardware & Equipment	225,445	5,753,698
Central Japan Railway Co	Transportation	95,110	15,278,542
Dai Nippon Printing Co Ltd	Commercial & Professional Services	845,134	9,308,368
Daiichi Sankyo Co Ltd	Pharma, Biotech & Life Sciences	149,961	3,268,076
Ezaki Glico Co Ltd	Food & Beverage	56,300	2,955,247
FUJIFILM Holdings Corp	Technology Hardware & Equipment	20,044	735,222
GungHo Online Entertainment Inc	Software & Services	620,655	1,673,878
Ibiden Co Ltd	Technology Hardware & Equipment	280,099	4,856,959
K’s Holdings Corp	Retailing	255,899	5,132,107
Medipal Holdings Corp	Health Care Equipment & Services	227,876	4,167,948
Mitsubishi Gas Chemical Co Inc	Materials	566,503	13,109,626
Mitsui Fudosan Co Ltd	Real Estate	519,997	11,927,530
Mixi Inc	Software & Services	149,602	8,218,328
Morinaga & Co Ltd/Japan	Food & Beverage	28,768	1,645,448
MS&AD Insurance Group Holdings Inc	Insurance	433,298	15,183,763
Nintendo Co Ltd	Software & Services	6,406	2,172,921
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	184,160	6,516,726

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Nissan Motor Co Ltd	Automobiles & Components	2,294,238	$22,756,549
Nisshin Seifun Group Inc	Food & Beverage	98,025	1,607,505
Nomura Holdings Inc	Diversified Financials	2,699,273	16,044,912
Nomura Real Estate Holdings Inc	Real Estate	104,485	2,068,991
NTN Corp	Capital Goods	5,300	24,702
ORIX Corp	Diversified Financials	540,841	8,573,085
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	154,502	11,955,221
Seino Holdings Co Ltd	Transportation	247,806	3,332,637
Shimamura Co Ltd	Retailing	47,874	5,944,443
Tokyo Electron Ltd	Semiconductors & Semiconductor Equipment	9,783	1,378,978
Toppan Printing Co Ltd	Commercial & Professional Services	891,626	9,408,896
Toyo Seikan Group Holdings Ltd	Materials	184,941	3,027,814
Yamada Denki Co Ltd	Retailing	626,436	3,339,253
Yamazaki Baking Co Ltd	Food & Beverage	85,600	1,715,176
Zeon Corp	Materials	584,300	7,313,335

			227,862,218

Mexico – 0.3%
Arca Continental SAB de CV	Food & Beverage	390,197	2,893,279

			2,893,279

Netherlands – 3.7%
ABN AMRO Group NV	Banks	355,880	10,032,223
ING Groep NV	Banks	834,956	15,568,501
NN Group NV	Insurance	335,786	13,575,133

			39,175,857

Norway – 1.2%
Norsk Hydro ASA	Materials	939,224	6,032,553
Subsea 7 SA	Energy	441,851	6,509,157

			12,541,710

Panama – 0.5%
Copa Holdings SA Cl A	Transportation	41,832	5,248,243

			5,248,243

Singapore – 2.0%
DBS Group Holdings Ltd	Banks	1,085,088	17,285,295
Oversea-Chinese Banking Corp Ltd	Banks	289,040	2,419,315
United Overseas Bank Ltd	Banks	102,936	1,819,507

			21,524,117

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
South Africa – 0.8%
Mondi Ltd	Materials	197,737	$5,128,610
Sappi Ltd	Materials	157,688	1,043,505
Tiger Brands Ltd	Food & Beverage	88,523	2,680,431

			8,852,546

South Korea – 1.8%
BNK Financial Group Inc	Banks	86,977	878,281
Industrial Bank of Korea	Banks	361,876	4,996,188
LG Corp	Capital Goods	8,678	584,711
LG Display Co Ltd	Technology Hardware & Equipment	152,592	4,315,747
LG Electronics Inc	Consumer Durables & Apparel	66,210	3,970,056
LG Uplus Corp	Telecommunication Services	330,092	4,911,337

			19,656,320

Spain – 4.4%
Aena SA	Transportation	85,725	16,701,789
Banco Santander SA	Banks	2,228,138	15,168,159
CaixaBank SA	Banks	710,119	3,697,211
Mapfre SA	Insurance	2,333,019	8,667,238
Telefonica SA	Telecommunication Services	215,653	2,430,678

			46,665,075

Sweden – 5.4%
Alfa Laval AB	Capital Goods	120,390	2,684,908
Electrolux AB Cl B	Consumer Durables & Apparel	297,214	10,148,350
Holmen AB Cl B	Materials	57,261	2,580,941
ICA Gruppen AB	Food & Staples Retailing	46,228	1,849,337
Investor AB Cl B	Diversified Financials	256,451	12,142,431
L E Lundbergforetagen AB Cl B	Diversified Financials	6,510	511,445
Millicom International Cellular SA	Telecommunication Services	32,206	2,014,604
Oriflame Holding AG	Household & Personal Products	67,672	2,593,422
Sandvik AB	Capital Goods	1,091,854	17,182,860
Svenska Cellulosa AB SCA Cl B	Materials	707,628	5,848,021

			57,556,319

Switzerland – 4.3%
Adecco Group AG	Commercial & Professional Services	268,021	20,500,544
Baloise Holding AG	Insurance	74,299	11,966,694
Sika AG	Materials	188	1,298,668
Swiss Life Holding AG	Insurance	34,152	12,494,850

			46,260,756

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Taiwan – 1.4%
Asustek Computer Inc	Technology Hardware & Equipment	209,808	$1,952,478
Epistar Corp (a)	Semiconductors & Semiconductor Equipment	2,859,891	2,737,191
Lite-On Technology Corp	Technology Hardware & Equipment	1,356,686	2,194,834
TPK Holding Co Ltd (a)	Technology Hardware & Equipment	927,031	3,116,148
United Microelectronics Corp	Semiconductors & Semiconductor Equipment	925,062	425,837
Wistron Corp	Technology Hardware & Equipment	4,966,506	5,016,590

			15,443,078

Thailand – 0.1%
Indorama Ventures PCL	Materials	1,286,197	1,439,780

			1,439,780

Turkey – 1.4%
Turkiye Garanti Bankasi AS	Banks	1,361,374	4,072,164
Turkiye Is Bankasi	Banks	2,258,582	4,852,203
Turkiye Vakiflar Bankasi TAO	Banks	1,677,175	3,350,875
Yapi ve Kredi Bankasi AS (a)	Banks	1,741,094	2,243,289

			14,518,531

United Kingdom – 12.7%
3i Group PLC	Diversified Financials	1,126,535	13,901,165
Auto Trader Group PLC	Software & Services	857,665	4,327,199
Aviva PLC	Insurance	44,068	313,143
Barratt Developments PLC	Consumer Durables & Apparel	1,008,636	8,184,520
Berkeley Group Holdings PLC	Consumer Durables & Apparel	35,264	1,625,301
BT Group PLC	Telecommunication Services	2,826,257	11,680,996
Burberry Group PLC	Consumer Durables & Apparel	99,124	2,235,937
Coca-Cola HBC AG	Food & Beverage	331,990	10,031,602
Ferguson PLC	Capital Goods	15,900	948,939
Firstgroup PLC (a)	Transportation	1,063,350	1,619,157
Hammerson PLC	Real Estate	200,443	1,518,139
Inchcape PLC	Retailing	279,454	2,958,398
InterContinental Hotels Group PLC	Consumer Services	109,869	6,215,332
J Sainsbury PLC	Food & Staples Retailing	3,477,128	11,221,806
Land Securities Group PLC	Real Estate	158,310	2,130,908
Persimmon PLC	Consumer Durables & Apparel	144,634	4,774,582
Royal Mail PLC	Transportation	897,548	4,769,811

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
Segro PLC	Real Estate	505,371	$3,511,168
Taylor Wimpey PLC	Consumer Durables & Apparel	1,657,984	4,161,769
Unilever PLC	Household & Personal Products	433,502	24,697,688
Wm Morrison Supermarkets PLC	Food & Staples Retailing	4,372,896	13,859,076

			134,686,636

United States – 0.6%
Core Laboratories NV	Energy	49,063	4,932,303
Ensco PLC Cl A	Energy	177,634	939,684

			5,871,987

Total Investments – 97.8% (Cost $898,817,527) (c)			1,041,162,926

Other Assets, less liabilities – 2.2%			23,363,279

Net Assets – 100.0%			$1,064,526,205

(a) Non-income producing security.

(b) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(c) The aggregate cost for federal income tax purposes is $914,657,413. The aggregate gross unrealized appreciation is $142,254,924 and the aggregate gross unrealized depreciation is $15,749,411, resulting in net unrealized appreciation of $126,505,513.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

Performance Commentary (Unaudited)

The Domini Impact Bond Fund Investor shares returned -0.32% for the year ending July 31, 2017, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -0.51% during the period.

The Fund’s allocations to high yield and to bank loans were the top contributors to performance during the period, driven primarily by positioning within the industrials segment.

The Fund’s positioning within securitized sectors was also positive. Within Mortgage Backed Securities (“MBS”), allocations to Agency Credit Risk Transfer securities and Fannie Mae Delegated Underwriting and Servicing Bonds (“DUS”) were additive. An allocation to high quality Commercial Mortgage Backed Securities (“CMBS”) was also positive.

The Fund’s positioning within the investment-grade credit sector was a modest positive contributor overall to relative outperformance during the period. An overweight to taxable municipals and an overweight to, and security selection within, financials benefitted results. However, this was partially offset by underweight allocations to industrials and utilities.

The Fund’s opportunistic duration and yield curve positioning was also slightly additive to relative performance during the period. The Fund was positioned for an increase in inflation expectations, which also contributed positively to performance during the period.

During the period, the Fund utilized derivatives to help the implementation of the overall investment strategy, including credit default swap indices, interest rate swaps, CPI swaps, currency futures, and currency forwards. The Fund’s position in below investment grade credit default swaps, used to manage risk exposures, detracted from relative performance. Use of CPI swaps in implementing inflation positioning was additive.

At the end of the period, the Fund was positioned with an underweight to governments in favor of being overweight to high quality securitized sectors, like MBS and CMBS, as well as investment grade and below investment grade credit sectors. Within credit, the Fund maintained an allocation to taxable municipals and to high yield and bank loans. Domini excludes U.S. Treasuries from the portfolio because they help to finance the maintenance of our nuclear weapons arsenal.

All corporate debt must meet Domini’s Impact Investment Standards. For non-corporate issuers, Domini seeks to identify investments with a positive impact on communities across multiple themes, including affordable housing, education and climate mitigation. As of July 31, securities Domini characterizes as “high impact” represented 58% of the Fund’s total portfolio, including two bonds totaling more than $300,000 with Kaiser Foundation Hospitals, a nonprofit hospital focusing on preventive healthcare, with financial assistance programs for low-income patients. One of the bonds will be used to finance green projects. Kaiser is working to become “carbon net positive” by eliminating or offsetting all of its greenhouse gas emissions. Kaiser is also working to support sustainable agriculture by purchasing food from local producers that use sustainable practices, like avoiding the overuse of antibiotics. The hospital also plans to cut its water use and recycle or compost all of its non-hazardous waste.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

During periods of rising interest rates, bond funds can lose value. Some of the Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations). TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s results.

The reduction or withdrawal of historical financial market support activities by the U.S. Government and Federal Reserve, or other governments/central banks could negatively impact financial markets generally, and increase market, liquidity and interest rate risks which could adversely affect the Fund’s returns.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	Bloomberg Barclays U.S. Aggregate Index
As of 7/31/17	1 Year	-0.32%	-0.51%
	5 Year	1.53%	2.02%
	10 Year	3.63%	4.44%
	Since Inception (6/1/00)	4.27%	5.21%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT BOND FUND INVESTOR SHARES AND BBUSA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus supplement dated May 1, 2017, the Fund’s gross and net annual operating expenses totaled 1.11% and 0.85% of net assets, respectively. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 0.95% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to credit, interest rate, liquidity and market risks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	Bloomberg Barclays U.S. Aggregate Index
As of 7/31/17	1 Year	-0.13%	-0.51%
	5 Year	1.76%	2.02%
	10 Year*	3.63%	4.44%
	Since Inception (6/1/00)*	4.27%	5.21%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI IMPACT BOND FUND INSTITUTIONAL SHARES AND BBUSA* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus supplement dated May 1, 2017, the Fund’s gross and net operating expenses totaled 1.14% and 0.55% of net assets, respectively. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.65% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to credit, interest rate, liquidity and market risks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

*Institutional shares were not offered prior to November 30, 2011. All performance information for time periods beginning prior to November 30, 2011 is the performance of the Investor shares. This performance has not been adjusted to reflect the expenses of the Institutional shares.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2017

	Principal Amount	Value
Mortgage Backed Securities – 61.6%
Agency Collateralized Mortgage Obligations – 1.4%
Fannie Mae Connecticut Avenue Securities
4.782%, VR, 7/25/2029	$120,000	$129,206
5.582%, VR, 5/25/2029	235,000	262,144
FNR 2012 17 BC, 3.500%, 3/25/2027	368,000	385,518
FHR 3877 LM, 3.500%, 6/15/2026	780,000	817,413
FREMF Mortgage Trust
144A, 3.880%, VR, 2/25/2024 (e)	100,000	101,356
144A, 3.980%, VR, 3/25/2027 (e)	70,000	71,651
144A, 4.214%, VR, 5/25/2027 (b) (e)	155,000	159,360
144A, 3.971%, VR, 7/25/2049 (e)	175,000	178,204

		2,104,852

Commercial Mortgage Backed Securities – 7.0%
Barclays Commercial Mortgage S, 3.674%, 2/15/2050	213,000	223,442
BWAY 2013-1515 Mortgage Trust 144A, 2.809%, 3/10/2033 (e)	172,819	175,644
Citigroup Commercial Mortgage, 3.717%, 9/15/2048	384,000	406,860
Commercial Mortgage Trust
3.350%, 2/10/2048	326,000	333,684
3.644%, 12/10/2047	325,000	339,565
144A, 3.424%, 3/10/2031 (e)	640,000	671,469
144A, 3.726%, 3/10/2031 (e)	644,000	668,517
CSAIL Commercial Mortgage Trust
3.505%, 4/15/2050	394,000	408,961
3.808%, 11/15/2048	388,000	408,078
GS Mortgage Securities Trust 144A, 1.920%, VR, 7/15/2032 (c) (e)	395,000	395,000
Hudson Yards 144A, 2.835%, 8/10/2038 (e)	1,000,000	981,821
Madison Avenue Trust 144A, 3.355%, VR, 8/15/2034 (c) (e)	729,000	739,935
Morgan Stanley BAML Trust
2.918%, 2/15/2046	360,000	366,298
3.102%, 5/15/2046	300,000	307,732
3.526%, 12/15/2047	180,167	187,246
3.892%, 6/15/2047	300,000	319,216
4.051%, 4/15/2047	300,000	321,814
4.083%, VR, 7/15/2046	150,000	162,274
4.259%, VR, 10/15/2046	300,000	326,091
OBP Depositor LLC Trust 144A, 4.646%, 7/15/2045 (e)	806,000	858,979
One Market Plaza Trust 144A, 3.614%, 2/10/2032 (e)	710,000	741,971
Park Avenue Trust 144A, 3.508%, 6/5/2037 (e)	712,000	736,479
Wells Fargo Commercial Mortgage, 3.718%, 12/15/2048	318,000	334,553

		10,415,629

Federal Home Loan Mortgage Corporation – 12.8%
849167, 2.904%, VR, 10/1/2043 (d)	436,026	445,902
A12413, 5.000%, 8/1/2033 (d)	29,367	32,217
A37619, 4.500%, 9/1/2035 (d)	210,496	226,640

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Continued)
A87874, 4.000%, 8/1/2039 (d)	$78,852	$83,818
A89148, 4.000%, 10/1/2039 (d)	122,891	130,015
A89384, 4.000%, 10/1/2039 (d)	155,740	164,767
A89729, 4.000%, 11/1/2039 (d)	74,391	78,703
A93101, 5.000%, 7/1/2040 (d)	127,040	139,655
A93996, 4.500%, 9/1/2040 (d)	61,884	66,643
A94362, 4.000%, 10/1/2040 (d)	189,348	201,807
A94742, 4.000%, 11/1/2040 (d)	31,628	33,690
A95084, 4.000%, 11/1/2040 (d)	28,229	29,863
A95085, 4.000%, 11/1/2040 (d)	246,925	261,218
A95796, 4.000%, 12/1/2040 (d)	116,467	123,202
A97047, 4.500%, 2/1/2041 (d)	122,606	132,290
FHR 3806 L, 3.500%, 2/15/2026	847,000	891,396
FHR 3800 CB, 3.500%, 2/15/2026	383,000	404,451
FHR 3768 CB, 3.500%, 12/15/2025	343,000	361,650
G01779, 5.000%, 4/1/2035 (d)	37,889	41,629
G01828, 4.500%, 4/1/2035 (d)	178,775	192,570
G01837, 5.000%, 7/1/2035 (d)	252,240	276,914
G01838, 5.000%, 7/1/2035 (d)	44,146	48,544
G02424, 5.500%, 12/1/2036 (d)	174,683	195,351
G04997, 5.000%, 1/1/2037 (d)	153,230	167,316
G05052, 5.000%, 10/1/2033 (d)	16,628	18,317
G06079, 6.000%, 7/1/2039 (d)	156,099	177,319
G06990, 5.500%, 8/1/2040 (d)	235,400	262,486
G08347, 4.500%, 6/1/2039 (d)	382,757	412,015
G08499, 3.000%, 7/1/2042 (d)	88,196	88,860
G08741, 3.000%, 1/1/2047	4,083,137	4,095,195
G14599, 2.500%, 11/1/2027 (d)	246,992	250,807
G30614, 3.500%, 12/1/2032 (d)	365,119	382,173
J17791, 3.000%, 1/1/2027 (d)	342,208	352,458
J20118, 2.500%, 8/1/2027 (d)	87,948	89,306
Q00291, 5.000%, 4/1/2041 (d)	107,037	117,125
Q01807, 4.500%, 7/1/2036 (d)	180,354	194,289
Q06160, 4.000%, 2/1/2037 (d)	70,163	73,969
Q17103, 4.000%, 6/1/2041 (d)	17,048	17,996
Q33602, 3.000%, 5/1/2045 (d)	680,702	683,855
Z40004, 6.000%, 8/1/2036 (d)	25,834	29,219
FHLMC TBA 30 Yr, 3.500%, 8/14/2047 (c)	5,100,000	5,254,594
FHLMC TBA 30 Yr, 4.000%, 8/14/2047 (c)	1,800,000	1,896,047

		19,126,281

Federal National Mortgage Association – 35.3%
190370, 6.000%, 6/1/2036 (d)	121,204	138,284
469829, 2.720%, 12/1/2018 (d)	1,624,890	1,643,013
469879, 3.220%, 12/1/2021 (d)	994,969	1,040,372
471333, 3.120%, 8/1/2022 (d)	1,831,144	1,880,152
471478, 2.610%, 8/1/2022 (d)	1,364,213	1,395,322
745044, 4.500%, 8/1/2035 (d)	52,587	56,743

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Federal National Mortgage Association (Continued)
745327, 6.000%, 3/1/2036 (d)	$336,101	$383,156
889529, 6.000%, 3/1/2038 (d)	57,738	65,753
890248, 6.000%, 8/1/2037 (d)	30,140	34,542
930672, 4.500%, 3/1/2039 (d)	191,021	207,554
932441, 4.000%, 1/1/2040 (d)	578,647	612,384
995082, 5.500%, 8/1/2037 (d)	107,560	120,423
995243, 4.500%, 8/1/2038 (d)	142,404	153,314
AA9846, 4.000%, 8/1/2039 (d)	87,924	93,065
AB1343, 4.500%, 8/1/2040 (d)	175,541	190,829
AB1763, 4.000%, 11/1/2030 (d)	35,601	37,821
AB4168, 3.500%, 1/1/2032 (d)	316,643	331,499
AB6472, 2.000%, 10/1/2027 (d)	320,807	320,133
AC1877, 4.500%, 9/1/2039 (d)	80,020	86,393
AC2817, 4.000%, 10/1/2039 (d)	47,289	50,039
AC5401, 5.000%, 10/1/2039 (d)	8,510	9,306
AC9564, 4.500%, 2/1/2040 (d)	73,799	80,188
AD1649, 4.000%, 3/1/2040 (d)	84,609	89,530
AD8033, 4.000%, 8/1/2040 (d)	29,659	31,378
AE0215, 4.000%, 12/1/2039 (d)	74,038	78,326
AE0216, 4.000%, 8/1/2040 (d)	167,796	177,553
AE0624, 4.000%, 11/1/2040 (d)	73,112	77,310
AE0625, 4.000%, 12/1/2040 (d)	98,983	106,003
AE4113, 4.000%, 10/1/2040 (d)	55,787	59,130
AE4192, 4.000%, 10/1/2040 (d)	255,627	272,257
AE5143, 4.000%, 11/1/2040 (d)	41,123	43,518
AI7951, 4.500%, 8/1/2036 (d)	73,576	79,417
AJ5974, 4.000%, 12/1/2036 (d)	57,090	60,543
AL0005, 4.500%, 1/1/2041 (d)	68,896	74,601
AL0049, 6.000%, 12/1/2035 (d)	60,248	68,922
AL1627, 4.500%, 9/1/2041 (d)	130,273	140,756
AM3278, 2.850%, 5/1/2023 (d)	707,240	731,167
AM4796, 3.300%, 12/1/2023 (d)	742,760	779,614
AM5146, 3.470%, 1/1/2024 (d)	559,096	592,391
AM5197, 4.200%, 1/1/2030 (d)	1,170,909	1,280,260
AM6266, 3.580%, 7/1/2030 (d)	968,415	1,000,804
AM7507, 3.080%, 12/1/2024 (d)	1,052,011	1,089,594
AM7598, 3.070%, 12/1/2024 (d)	1,397,992	1,447,075
AM7812, 3.100%, 1/1/2027	471,076	483,079
AM8148, 2.680%, 3/1/2027 (d)	1,000,000	995,014
AM8659, 2.880%, 4/1/2031 (d)	1,262,694	1,232,346
AM9154, 3.180%, 6/1/2030 (d)	1,062,076	1,082,228
AM9239, 3.030%, 6/1/2025 (d)	973,661	1,002,662
AN1767, 2.980%, 6/1/2031 (d)	981,696	977,634
AN1840, 2.450%, 6/1/2026 (d)	1,497,757	1,482,207
AN2787, 2.600%, 9/1/2028 (d)	1,150,000	1,124,841
AN2791, 2.440%, 9/1/2026 (d)	1,132,226	1,118,847
AN4301, 3.150%, 1/1/2027	2,109,700	2,165,172
AP9592, 3.500%, 10/1/2032 (d)	262,776	275,167

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Federal National Mortgage Association (Continued)
AR1524, 2.000%, 1/1/2028 (d)	$251,577	$248,501
AR9198, 3.000%, 3/1/2043 (d)	799,933	805,822
AS3608, 2.500%, 12/1/2043 (d)	367,859	356,945
AS8449, 2.500%, 12/1/2031	43,691	44,096
AW4685, 2.655%, VR, 5/1/2044 (d)	144,967	148,659
AY3370, 2.500%, 4/1/2045	280,142	271,078
BC1171, 3.500%, 6/1/2046	2,348,605	2,420,366
BE1416, 2.500%, 11/1/2031	209,439	211,372
MA0639, 4.000%, 2/1/2041 (d)	137,105	144,975
MA0919, 3.500%, 12/1/2031 (d)	18,670	19,550
MA0949, 3.500%, 1/1/2032 (d)	183,004	191,618
MA1630, 4.000%, 10/1/2033 (d)	195,590	207,927
MA1931, 2.500%, 6/1/2024	634,711	643,830
FNMA TBA 30 Yr, 3.500%, 8/14/2047 (c)	13,321,000	13,715,426
FNMA TBA 15 YR, 3.000%, 8/16/2032 (c)	2,600,000	2,674,648
FNMA TBA 30 Yr, 4.000%, 8/14/2047 (c)	1,300,000	1,368,707

		52,623,151

Government National Mortgage Association – 5.1%
GNMA II TBA 30 Yr, 3.500%, 8/21/2047 (c)	3,100,000	3,221,336
GNMA II TBA 30 Yr, 3.000%, 8/21/2047 (c)	3,300,000	3,348,211
GNMA II TBA 30 Yr, 4.500%, 8/21/2047 (c)	900,000	955,828

		7,525,375

Total Mortgage Backed Securities (Cost $91,484,295)		91,795,288

Corporate Bonds and Notes – 26.5%
Communications – 3.3%
AT&T Inc
1.898%, VR, 3/11/2019	525,000	528,142
3.950%, 1/15/2025	445,000	456,065
4.750%, 5/15/2046	65,000	62,657
CBS Corp, 2.900%, 1/15/2027	400,000	382,825
Charter Communications Operating LLC / Charter Communications Operating Capital senior secured note, 6.484%, 10/23/2045	300,000	354,876
Cox Communications Inc
144A, 3.850%, 2/1/2025 (e)	175,000	177,351
144A, 4.800%, 2/1/2035 (e)	200,000	198,186
Gray Television Inc 144A, 5.875%, 7/15/2026 (e)	200,000	207,500
Interpublic Group of Cos Inc/The, 4.200%, 4/15/2024	250,000	263,895
SFR Group SA senior secured note 144A, 7.375%, 5/1/2026 (e)	200,000	217,250
Sprint Communications Inc 144A, 7.000%, 3/1/2020 (e)	375,000	410,625
Time Warner Cable LLC senior secured note
6.750%, 7/1/2018	275,000	287,120
7.300%, 7/1/2038	175,000	223,732

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Communications (Continued)
Time Warner Inc, 3.600%, 7/15/2025	$325,000	$328,959
Verizon Communications Inc, 5.150%, 9/15/2023	426,000	474,588
Viacom Inc
6.875%, 4/30/2036	250,000	281,924
6.250%, VR, 2/28/2057	60,000	61,766

		4,917,461

Consumer Discretionary – 2.7%
ACCO Brands Corp 144A, 5.250%, 12/15/2024 (e)	130,000	135,525
Avis Budget Car Rental LLC / Avis Budget Finance Inc 144A, 6.375%, 4/1/2024 (e)	295,000	304,403
Delphi Automotive PLC
3.150%, 11/19/2020	240,000	246,104
4.150%, 3/15/2024	401,000	424,539
ERAC USA Finance LLC 144A, 3.850%, 11/15/2024 (e)	500,000	518,155
Hertz Corp/The 144A, 5.500%, 10/15/2024 (e)	125,000	102,500
Home Depot Inc/The, 5.950%, 4/1/2041	420,000	552,304
Lear Corp, 4.750%, 1/15/2023	173,000	179,096
Lennar Corp, 4.125%, 1/15/2022	245,000	253,114
Marriott International Inc/MD, 2.875%, 3/1/2021	500,000	508,747
Northeastern University, 5.285%, 3/1/2032	100,000	108,831
O’Reilly Automotive Inc
3.800%, 9/1/2022	155,000	162,588
3.850%, 6/15/2023	550,000	576,775

		4,072,681

Consumer Staples – 0.7%
JM Smucker Co/The, 4.250%, 3/15/2035	380,000	399,631
TreeHouse Foods Inc 144A, 6.000%, 2/15/2024 (e)	530,000	571,075

		970,706

Financials – 11.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.500%, 5/26/2022	450,000	464,275
AIA Group Ltd 144A, 4.500%, 3/16/2046 (e)	325,000	348,115
Air Lease Corp, 3.875%, 4/1/2021	450,000	471,675
American Express Credit Corp, 1.587%, VR, 9/22/2017	500,000	500,226
American Tower Corp, 5.000%, 2/15/2024	362,000	401,360
Aon PLC, 4.750%, 5/15/2045	225,000	244,761
AXA SA subordinated note, 8.600%, 12/15/2030	400,000	571,000
Boston Properties LP, 3.650%, 2/1/2026	430,000	441,783
BPCE SA 2.250%, 1/27/2020	500,000	501,925
144A, 4.875%, 4/1/2026 (e)	500,000	532,979
Brandywine Operating Partnership LP, 4.550%, 10/1/2029	725,000	737,213
Capital One Financial Corp subordinated note 3.750%, 7/28/2026	80,000	78,693
4.200%, 10/29/2025	155,000	158,253

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Financials (Continued)
Cooperatieve Rabobank UA, 3.950%, 11/9/2022	$375,000	$395,187
Credit Agricole SA/London 144A, 4.125%, 1/10/2027 (e)	510,000	533,109
Crown Castle International Corp, 3.700%, 6/15/2026	300,000	304,478
Discover Financial Services, 3.750%, 3/4/2025	325,000	326,914
Duke Realty LP 3.625%, 4/15/2023	200,000	206,159
4.375%, 6/15/2022	250,000	268,534
Fifth Third Bancorp subordinated note, 8.250%, 3/1/2038	425,000	637,011
Hartford Financial Services Group Inc/The junior secured note, 8.125%, VR, 6/15/2068	275,000	288,750
Huntington Bancshares Inc/OH 3.150%, 3/14/2021	425,000	435,881
1.700%, 2/26/2018	380,000	380,229
ING Bank NV 144A, 2.000%, 11/26/2018 (e)	500,000	501,222
Kimco Realty Corp, 3.400%, 11/1/2022	160,000	164,855
Liberty Property LP, 3.250%, 10/1/2026	165,000	161,559
Marsh & McLennan Cos Inc, 3.300%, 3/14/2023	100,000	103,201
Metropolitan Life Global Funding I 144A, 2.300%, 4/10/2019 (e)	500,000	505,142
Morgan Stanley subordinated note 3.950%, 4/23/2027	210,000	214,250
5.000%, 11/24/2025	250,000	273,561
National City Corp subordinated note, 6.875%, 5/15/2019	275,000	298,747
Nuveen Finance LLC 144A, 4.125%, 11/1/2024 (e)	160,000	168,755
Regency Centers LP, 3.750%, 6/15/2024	300,000	306,965
Regions Financial Corp, 3.200%, 2/8/2021	500,000	512,862
Reinsurance Group of America Inc 3.950%, 9/15/2026	250,000	255,679
4.700%, 9/15/2023	164,000	178,413
Santander UK PLC subordinated note 144A, 5.000%, 11/7/2023 (e)	650,000	705,000
Standard Chartered PLC subordinated note 144A, 5.700%, 3/26/2044 (e)	250,000	292,740
Swedbank AB 144A, 2.200%, 3/4/2020 (e)	650,000	652,335
144A, 2.800%, 3/14/2022 (e)	250,000	253,882
Total System Services Inc, 3.800%, 4/1/2021	600,000	626,211
Unum Group, 3.000%, 5/15/2021	180,000	182,117
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	514,062
Ventas Realty LP, 3.500%, 2/1/2025	500,000	502,438
Vornado Realty LP, 2.500%, 6/30/2019	325,000	328,100
Voya Financial Inc, 5.650%, VR, 5/15/2053	130,000	139,750
Welltower Inc, 5.250%, 1/15/2022	400,000	442,127

		17,512,483

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Health Care – 4.0%
Allergan Funding SCS 3.000%, 3/12/2020	$420,000	$430,086
3.800%, 3/15/2025	350,000	364,419
Allina Health System, 4.805%, 11/15/2045	660,000	718,768
Boston Medical Center Corp, 4.519%, 7/1/2026	705,000	741,903
Celgene Corp, 3.875%, 8/15/2025	325,000	344,897
Children’s Hospital Corp/The, 4.115%, 1/1/2047	230,000	243,075
City of Hope senior secured note, 5.623%, 11/15/2043	250,000	309,942
Kaiser Foundation Hospitals 3.150%, 5/1/2027	185,000	186,652
3.500%, 4/1/2022	110,000	115,321
Mayo Clinic, 4.128%, 11/15/2052	165,000	171,098
Memorial Sloan-Kettering Cancer Center 4.125%, 7/1/2052	200,000	202,618
4.200%, 7/1/2055	60,000	61,427
New York and Presbyterian Hospital/The 4.024%, 8/1/2045	365,000	369,752
4.063%, 8/1/2056	250,000	247,369
Ochsner Clinic Foundation, 5.897%, 5/15/2045	650,000	810,599
Orlando Health Obligated Group, 4.416%, 10/1/2044	395,000	391,326
Thermo Fisher Scientific Inc, 4.150%, 2/1/2024	265,000	284,127

		5,993,379

Industrials – 2.0%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	429,381
CD&R Waterworks Merger Sub LLC 144A, 6.125%, 8/15/2025 (c) (e)	45,000	46,013
CNH Industrial Capital LLC, 4.875%, 4/1/2021	750,000	795,525
Illinois Tool Works Inc, 4.875%, 9/15/2041	175,000	204,515
Ryder System Inc 2.350%, 2/26/2019	500,000	503,788
2.500%, 5/11/2020	145,000	146,569
SBA Tower Trust senior secured note 144A, 3.168%, 4/9/2047 (e)	290,000	292,208
United Rentals North America Inc, 4.625%, 7/15/2023	500,000	525,625

		2,943,624

Materials – 0.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc senior secured note 144A, 4.250%, 9/15/2022 (e)	260,000	267,800
Standard Industries Inc/NJ 144A, 5.125%, 2/15/2021 (e)	180,000	187,200

		455,000

Technology – 1.0%
Broadcom Corp / Broadcom Cayman Finance Ltd 144A, 3.625%, 1/15/2024 (e)	355,000	365,829
CDW LLC / CDW Finance Corp, 5.000%, 9/1/2023	145,000	151,525

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Technology (Continued)
Microsoft Corp, 3.700%, 8/8/2046	$395,000	$391,205
SS&C Technologies Holdings Inc, 5.875%, 7/15/2023	65,000	69,388
TSMC Global Ltd 144A, 1.625%, 4/3/2018 (e)	523,000	522,826

		1,500,773

Utilities – 0.7%
Consolidated Edison Co of New York Inc, 3.300%, 12/1/2024	500,000	515,046
Greenko Dutch BV senior secured note 144A, 5.250%, 7/24/2024 (e)	545,000	546,362

		1,061,408

Total Corporate Bonds and Notes (Cost $38,282,117)		39,427,515

Municipal Bonds – 10.8%
American Municipal Power Inc, 6.270%, 2/15/2050	300,000	369,957
Bay Area Toll Authority 6.918%, 4/1/2040	125,000	180,200
7.043%, 4/1/2050	325,000	501,455
City of Chicago IL 6.207%, 1/1/2032	250,000	249,020
7.045%, 1/1/2029	295,000	320,090
City of Los Angeles Department of Airports, 3.887%, 5/15/2038	140,000	142,044
Commonwealth of Massachusetts, 3.277%, 6/1/2046	130,000	124,899
Cook County Community High School District No 228 Bremen, 5.019%, 12/1/2041 (Insurer: AGM)	435,000	466,529
County of Sacramento CA, 5.730%, VR, 8/15/2023 (Insurer: NATL)	340,000	377,645
County of San Bernardino CA, 6.020%, 8/1/2023 (Insurer: AGM)	320,000	348,522
District of Columbia, 4.125%, 7/1/2027 (c)	500,000	498,174
Hillsborough County Aviation Authority, 3.549%, 10/1/2022	190,000	198,007
Indiana Finance Authority, 3.624%, 7/1/2036	235,000	235,249
Inland Valley Development Agency, 5.500%, 3/1/2033 (Insurer: AGM)	70,000	78,291
Lancaster County Hospital Authority/PA 5.000%, 7/1/2024	165,000	183,929
5.000%, 7/1/2025	135,000	149,672
Los Angeles County Public Works Financing Authority, 7.488%, 8/1/2033	540,000	736,776
Maryland Health & Higher Educational Facilities Authority 3.968%, 7/1/2027	205,000	210,299
4.068%, 7/1/2028	240,000	248,158
4.168%, 7/1/2029	40,000	40,872

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Municipal Bonds (Continued)
Massachusetts Health & Educational Facilities Authority, 6.432%, 10/1/2035	$420,000	$490,543
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, 4.053%, 7/1/2026	270,000	282,112
Metropolitan Transportation Authority, 5.000%, 11/15/2038	1,275,000	1,508,745
Michigan Finance Authority 2.057%, 4/1/2018	250,000	249,130
2.267%, 4/1/2019	260,000	257,704
2.491%, 4/1/2020	250,000	246,465
2.741%, 4/1/2021	320,000	313,600
New Jersey Economic Development Authority, 3.882%, 6/15/2019	270,000	274,196
New Jersey Turnpike Authority 7.102%, 1/1/2041	225,000	328,104
7.414%, 1/1/2040	200,000	303,016
New York Transportation Development Corp, 3.473%, 7/1/2028	500,000	470,765
Oregon Health & Science University, 5.000%, 7/1/2045	350,000	389,011
Pennsylvania Industrial Development Authority, 144A, 3.556%, 7/1/2024 (e)	505,000	505,449
Public Finance Authority
144A, 3.000%, 11/15/2022 (e)	360,000	361,210
144A, 3.500%, 11/15/2023 (e)	185,000	186,782
Puerto Rico Commonwealth Government Employees Retirement System, 6.150%, 7/1/2038	825,000	354,750
Shelby County Health Educational & Housing Facilities Board 4.000%, 9/1/2022	250,000	267,898
4.000%, 9/1/2021	250,000	267,053
State of California, 7.625%, 3/1/2040	525,000	810,274
State of Illinois 3.860%, 4/1/2021	215,000	211,637
5.100%, 6/1/2033	335,000	336,229
5.163%, 2/1/2018	25,000	25,301
5.547%, 4/1/2019	325,000	336,512
5.665%, 3/1/2018	70,000	71,191
5.877%, 3/1/2019	425,000	443,662
Washington State Housing Finance Commission 4.000%, 1/1/2024	800,000	787,872
144A, 4.375%, 1/1/2021 (f)	400,000	400,128

Total Municipal Bonds (Cost $15,935,112)		16,139,127

Senior Floating Rate Interests – 6.7%
Communications – 1.4%
Charter Communications Operating LLC, 3.484%, 1/15/2024	296,250	298,554
Mission Broadcasting Inc term loan B, 3.783%, 1/17/2024	25,494	25,694

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Communications (Continued)
Nexstar Broadcasting Inc term loan B, 3.783%, 1/17/2024	$208,542	$210,171
SFR Group SA, 4.561%, 1/14/2025	740,653	744,951
Sprint Communications Inc term loan B, 3.750%, 2/2/2024	408,975	410,722
Univision Communications Inc, 3.984%, 3/15/2024	486,894	485,474

		2,175,566

Consumer Discretionary – 1.2%
American Builders & Contractors Supply Co Inc term loan B, 3.734%, 10/31/2023	897,750	903,718
Camelot Finance LP term loan, 4.734%, 10/3/2023	138,952	140,139
Harbor Freight Tools USA Inc term loan, 4.484%, 8/18/2023	240,713	241,582
KAR Auction Services Inc term loan B, 3.813%, 3/9/2023	116,504	117,499
On Assignment Inc term loan B, 3.484%, 6/3/2022	331,200	333,822

		1,736,760

Consumer Staples – 0.8%
Coty Inc term loan B, 3.727%, 10/27/2022	202,445	204,027
Energizer Holdings Inc term loan B, 3.250%, 6/30/2022	612,500	616,903
Galleria Co term loan B, 4.250%, 9/29/2023	410,000	413,521

		1,234,451

Financials – 0.8%
Avolon TLB Borrower 1 US LLC term loan, 3.978%, 3/20/2022	240,000	241,275
DTZ US Borrower LLC term loan, 4.452%, 11/4/2021	490,000	492,511
Russell Investments US Institutional Holdco Inc term loan, 6.972%, 6/1/2023	445,500	450,790

		1,184,576

Health Care – 0.2%
Alere Inc term loan B, 4.490%, 6/18/2022	248,101	248,838

		248,838

Industrials – 0.1%
Diamond (BC) B.V. term loan, 0.000%, 7/12/2024 (c) (g)	150,000	150,188

		150,188

Materials – 0.2%
Nexeo Solutions LLC, 4.952%, 6/9/2023	282,157	286,257

		286,257

Technology – 1.8%
CDW LLC term loan, 3.300%, 8/17/2023	487,445	490,828
Dell International LLC, 3.740%, 9/7/2023	277,904	279,678
Equinix Inc. term loan B, 3.734%, 1/6/2023	153,063	154,019

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount		Value
Technology (Continued)
Go Daddy Operating Co LLC term loan, 3.734%, 2/15/2024	$254,726		$256,016
MA Financeco, LLC term loan B, 3.979%, 6/21/2024	30,310		30,345
Maxlinear Inc. term loan B, 3.724%, 5/12/2024	300,176		301,677
Misys Europe SA term loan, 4.737%, 6/13/2024	275,000		277,166
ON Semiconductor Corp term loan, 3.484%, 3/31/2023	264,762		266,052
Seattle Spinco term loan B, 4.030%, 6/21/2024	204,690		204,925
SS&C European Holdings Sarl, 3.484%, 7/8/2022	15,824		15,926
SS&C Technologies Inc, 3.484%, 7/8/2022	275,385		277,149
Zayo Group LLC, 3.478%, 1/19/2024	100,095		100,558

			2,654,339

Utilities – 0.2%
Calpine Corp term loan B, 4.050%, 1/15/2023	313,953		315,392

			315,392

Total Senior Floating Rate Interests (Cost $9,885,128)			9,986,367

U.S. Government Agencies – 5.7%
Fannie Mae, 1.500%, 6/22/2020 (d)	5,328,000		5,327,286
Fannie Mae, 5.625%, 7/15/2037 (d)	2,376,000		3,240,729

Total U.S. Government Agencies (Cost $8,780,169)			8,568,015

Asset Backed Securities – 1.3%
SBA Tower Trust, Series 2014-2A Class C 144A, 3.869%, VR, 10/15/2049 (e)	500,000		509,777
Carmax Auto Owner Trust 1.900%, 4/15/2022	95,000		94,233
2.150%, 5/15/2019	750,000		750,643
2.160%, 12/15/2021	135,000		135,050
2.200%, 6/15/2022	75,000		74,540
2.560%, 2/15/2022	260,000		261,569
2.580%, 11/16/2020	130,000		130,352
CNH Equipment Trust, 1.930%, 3/15/2024	20,000		19,849

Total Asset Backed Securities (Cost $1,967,939)			1,976,013

Foreign Government & Agency Securities – 1.2%
Province of Ontario Canada, 1.950%, 1/27/2023	1,000,000	CAD	788,045
Province of Quebec Canada, 1.650%, 3/3/2022	815,000	CAD	640,315
Queensland Treasury Corporation, 144A, 3.000%, 3/22/2024	500,000	AUD	406,647

Total Foreign Government & Agency Securities (Cost $1,759,238)			1,835,007

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

	Principal Amount	Value
Certificates of Deposit – 0.2%
Self-Help Federal Credit Union, 1.150%, 3/18/2019	$250,000	$248,408

Total Certificates of Deposit (Cost $250,000)		248,408

Total Long Term Investments (Cost $168,343,998)		169,975,740

Short Term Investments – 6.0%
U.S. Government Agency Obligations – 6.0%
Federal Home Loan Discount Notes, 0.000%, 8/23/2017	4,500,000	4,497,278
Federal Home Loan Discount Notes, 0.000%, 8/25/2017	4,500,000	4,497,030

Total Short Term Investments (Cost $8,994,164)		8,994,308

Total Investments – 120.0% (Cost $177,338,162) (a)		178,970,048

Other liabilities, less assets – (20.0)%		(29,877,009)

Net Assets – 100.0%		$149,093,039

(a) The aggregate cost for book and federal income purposes is $177,406,326. The aggregate gross unrealized appreciation is $3,536,709, and the aggregate gross unrealized depreciation is $1,972,987, resulting in net unrealized appreciation of $1,563,722.

(b) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(c) A portion or all of the security was purchased as a when issued or delayed delivery security.

(d) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(e) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

(f) This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.

(g) Represents an unsettled loan contract. The coupon rate will be determined at time of settlement.

The principal amount is stated in U.S. dollars unless otherwise indicated.

TBA — To Be Announced

VR — Variable interest rate. Rate shown is that on July 31, 2017.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2017, the aggregate value of these securities was $18,007,819, representing 12.1% of net assets.

AGM — Assured Guaranty Municipal Corporation

NATL — National Public Finance Guarantee Corporation

AUD — Australian Dollar

CAD — Canadian Dollar

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

At July 31, 2017, the Fund had the following forward currency contracts outstanding.

Counterparty	Currency	Contract Type	Settlement Date	Value	Unrealized Appreciation (Depreciation)
Credit Suisse International	AUD	Sell	9/20/2017	$198,668	$(11,430)
Canadian Imperial Bank of Commerce	AUD	Sell	9/20/2017	199,466	(11,469)
Bank of America N.A.	EUR	Sell	8/31/2017	236,153	(852)
Citibank N.A.	RON	Buy	8/28/2017	300,409	26,442
Citibank N.A.	RON	Buy	8/28/2017	3,885	340
JP Morgan Chase Bank	RON	Sell	8/28/2017	189,050	(2,731)
BNP Parabas SA	RON	Sell	8/28/2017	115,243	(1,795)

				$1,242,874	$(1,495)

At July 31, 2017, the Fund had the following future contracts outstanding.

Description	Number of Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Long Gilt 10 YR (Short)	21	$2,646,420	9/27/2017	$42,399

				$42,399

At July 31, 2017, the Fund had the following centrally cleared interest rate swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 1.604%	Morgan Stanley/LCH	3/27/2019	$728,500	$729,187	$(687)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 1.600%	Morgan Stanley/LCH	4/8/2019	3,606,000	3,608,808	(2,010)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.124%	Morgan Stanley/LCH	6/7/2027	770,000	762,112	7,888
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.117%	Morgan Stanley/LCH	6/7/2027	670,000	662,714	7,286
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.122%	Morgan Stanley/LCH	6/7/2027	675,000	667,933	7,067
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.121%	Morgan Stanley/LCH	6/7/2027	765,000	756,956	8,044

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Receive Floating rate 1 day USD Fed Fund Pay Fixed rate 1.000%	Morgan Stanley/LCH	9/29/2026	$1,001,000	$1,075,851	$47,038
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.500%	Morgan Stanley/LCH	12/20/2027	1,936,000	1,970,235	(5,435)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.000%	Morgan Stanley/LCH	12/20/2019	7,575,000	7,620,200	-
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.000%	Morgan Stanley/LCH	12/20/2019	11,200,000	11,266,789	(22,807)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.750%	Morgan Stanley/LCH	9/21/2046	4,648,000	4,849,517	(317,913)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.250%	Morgan Stanley/LCH	9/21/2026	11,688,000	11,739,078	429,367

				$45,709,380	$157,838

At July 31, 2017, the Fund had the following OTC interest rate swap contracts outstanding.

	Rate Type
Counterparty	Payments made by the Fund	Payments received by the Fund	Expiration Date	Notional Amount	Value	Appreciation (Depreciation)
Deutsche Bank AG	1.898%	USA-CPI-U	7/15/2024	$4,928,000	$5,001,747	$73,747
Deutsche Bank AG	1.860%	USA-CPI-U	7/15/2024	2,445,000	2,466,841	21,841

					$7,468,588	$95,588

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2017

At July 31, 2017, the Fund had the following centrally cleared credit default swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount(i)		Value(j)	Unrealized Appreciation (Depreciation)
Buy Protection (h):
CDX-NAIG Series 28, Version 1, 5 Year Index, fixed rate 1.00% (k)	Morgan Stanley/ICE	6/20/2022	$202,000		$205,996	$(302)
CDX-NAHY Series 28, Version 1, 5 Year Index, fixed rate 5.00% (l)	Morgan Stanley/ICE	6/20/2022	3,241,000		3,488,228	(11,498)
iTraxx Europe Series 27, Version 1, 5 Year Index (EUR), fixed rate 1.00% (k)	Morgan Stanley/ICE	6/20/2022	1,336,000	EUR	1,611,357	(8,616)

					$5,305,581	$(20,416)

ICE — Intercontinental Exchange

LCH — London Clearing House

(h) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(i) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(j) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k) Ratings of Moody’s/S&P - Baa1/BBB+

(l) Ratings of Moody’s/S&P - B1/B+

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2017, and held through July 31, 2017.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2017	Ending Account Value as of 7/31/2017	Expenses Paid During Period 2/1/2017 – 7/31/2017
Domini Impact Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,056.10	$5.76[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.19	$5.65[1]
Domini Impact Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,055.70	$5.86[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.09	$5.76[1]
Domini Impact Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,058.00	$3.93[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.98	$3.86[1]
Domini Impact Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,055.60	$4.21[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.70	$4.14[1]
Domini Impact International Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,146.70	$7.69[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.63	$7.23[2]
Domini Impact International Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,146.80	$8.03[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.31	$7.55[2]
Domini Impact International Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,147.20	$5.61[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.57	$5.27[2]
Domini Impact Bond Fund Investor Shares	Actual Expenses	$1,000.00	$1,027.20	$4.57[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.29	$4.55[3]
Domini Impact Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$1,027.80	$3.03[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.81	$3.02[3]

1Expenses are equal to the Fund’s annualized expense ratio of 1.13% for Investor shares, or 1.15% for Class A shares, or 0.77% for Institutional Class, or 0.83% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Investor shares, or 1.51% for Class A shares, or 1.05% for Institutional shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 0.91% for Investor Shares, or 0.60% for Institutional Class, multiplied by average account value over the period, multiplied by 181, and divided by 365.

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2017

	Domini Impact Equity Fund	Domini Impact International Equity Fund
ASSETS
Investments at value (cost $719,142,026, and $898,817,527, respectively)	$855,692,922	$1,041,162,926
Cash	6,715,508	20,859,714
Foreign currency, at value (cost $0, and $24, respectively)	-	24
Receivable for capital shares	136,203	2,896,764
Dividend receivable	547,759	1,153,124
Tax reclaim receivable	492	785,282

Total assets	863,092,884	1,066,857,834

LIABILITIES
Payable for capital shares	622,162	895,598
Management /Sponsorship fee payable	501,735	789,490
Distribution fee payable	143,138	153,928
Other accrued expenses	118,662	230,120
Foreign tax payable	9,619	262,493

Total liabilities	1,395,316	2,331,629

NET ASSETS	$861,697,568	$1,064,526,205

NET ASSETS CONSIST OF
Paid-in capital	$690,324,714	$924,382,631
Undistributed net investment income (loss)	-	9,259,050
Accumulated net realized gain (loss)	34,820,260	(11,508,022)
Net unrealized appreciation (depreciation)	136,552,594	142,392,546

NET ASSETS	$861,697,568	$1,064,526,205

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$674,906,745	$594,874,625

Outstanding shares of beneficial interest	14,567,414	67,917,140

Net asset value and offering price per share*	$46.33	$8.76

Class A Shares
Net assets	$8,492,022	$85,380,971

Outstanding shares of beneficial interest	1,178,794	9,274,866

Net asset value*	$7.20	$9.21

Maximum offering price per share (net asset value per share / (1-4.75%))	$7.56	$9.67

Institutional shares
Net assets	$157,240,800	$384,270,609

Outstanding shares of beneficial interest	6,429,694	43,941,839

Net asset value and offering price per share*	$24.46	$8.74

Class R shares
Net assets	$21,058,001

Outstanding shares of beneficial interest	3,572,850

Net asset value and offering price per share*	$5.89

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2017

	Domini Impact Equity Fund	Domini Impact International Equity Fund
INCOME
Dividends (net of foreign taxes $159,693, and $2,197,805, respectively)	$18,509,163	$27,208,428

Investment Income	18,509,163	27,208,428

EXPENSES
Management /Sponsorship fees	6,515,501	6,980,265
Distribution fees – Investor shares	1,662,253	1,136,637
Distribution fees – Class A shares	21,384	167,132
Transfer agent fees – Investor shares	661,895	710,506
Transfer agent fees – Class A shares	10,625	114,333
Transfer agent fees – Institutional shares	6,415	6,705
Transfer agent fees – Class R shares	1,794	-
Custody and Accounting fees	181,737	634,613
Registration fees – Investor shares	32,805	45,890
Registration fees – Class A shares	23,821	30,455
Registration fees – Institutional shares	24,709	73,456
Registration fees – Class R shares	24,099	-
Professional fees	67,241	54,942
Shareholder Service fees – Investor shares	59,279	40,522
Shareholder Service fees – Class A shares	1,031	11,143
Shareholder Service fees – Institutional shares	157	627
Shareholder Service fees – Class R shares	201	-
Shareholder Communication fees	48,692	41,141
Miscellaneous	47,778	4,654
Trustees fees	40,838	31,680

Total expenses	9,432,255	10,084,701
Fees waived and expenses reimbursed	(46,908)	(7,327)

Net expenses	9,385,347	10,077,374

NET INVESTMENT INCOME (LOSS)	9,123,816	17,131,054

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	54,917,836	14,445,094
Foreign currency	6,366	(275,545)

Net realized gain (loss)	54,924,202	14,169,549
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	54,791,832	117,351,440
Translation of assets and liabilities in foreign currencies	1,716	82,988

Net change in unrealized appreciation (depreciation)	54,793,548	117,434,428

NET REALIZED AND UNREALIZED GAIN (LOSS)	109,717,750	131,603,977

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$118,841,566	$148,735,031

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$9,123,816	$20,065,234
Net realized gain (loss)	54,924,202	8,238,864
Net change in unrealized appreciation (depreciation)	54,793,548	(57,998,308)

Net Increase (Decrease) in Net Assets Resulting from Operations	118,841,566	(29,694,210)

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(3,565,551)	(7,760,110)
Class A shares	(414,948)	(644,111)
Institutional shares	(3,170,592)	(6,399,233)
Class R shares	(2,673,873)	(4,453,212)
Distributions to shareholders from net realized gain:
Investor shares	(10,974,157)	(34,944,459)
Class A shares	(810,823)	(2,048,824)
Institutional shares	(5,617,485)	(19,710,187)
Class R shares	(4,749,954)	(12,600,332)
Tax return of capital distribution
Investor shares	-	(142,401)
Class A shares	-	(1,843)
Institutional shares	-	(44,435)
Class R shares	-	(9,599)

Net Decrease in Net Assets from Distributions and/or Dividends	(31,977,383)	(88,758,746)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	47,295,654	65,303,360
Net asset value of shares issued in reinvestment of distributions and dividends	30,817,443	86,546,917
Payments for shares redeemed	(216,646,740)	(174,857,028)
Redemption fees	5,397	11,090

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(138,528,246)	(22,995,661)

Total Increase (Decrease) in Net Assets	(51,664,063)	(141,448,617)

NET ASSETS
Beginning of period	$913,361,631	$1,054,810,248

End of period	$861,697,568	$913,361,631

Undistributed net investment income (loss)	$-	$(4,419)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$17,131,054	$8,857,333
Net realized gain (loss)	14,169,549	(22,594,223)
Net change in unrealized appreciation (depreciation)	117,434,428	(3,357,498)

Net Increase (Decrease) in Net Assets Resulting from Operations	148,735,031	(17,094,388)

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(6,741,209)	(3,272,324)
Class A shares	(956,280)	(494,389)
Institutional shares	(4,421,473)	(1,952,818)
Class R shares	-	-
Distributions to shareholders from net realized gain:
Investor shares	-	(8,095,893)
Class A shares	-	(1,288,949)
Institutional shares	-	(2,922,571)
Class R shares	-	-
Tax return of capital distribution
Investor shares	-	-
Class A shares	-	-
Institutional shares	-	-
Class R shares	-	-

Net Decrease in Net Assets from Distributions and/or Dividends	(12,118,962)	(18,026,944)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	467,849,480	373,227,416
Net asset value of shares issued in reinvestment of distributions and dividends	8,708,204	14,258,096
Payments for shares redeemed	(155,565,756)	(177,027,885)
Redemption fees	16,669	23,851

Net Increase (Decrease) in Net Assets from Capital Share Transactions	321,008,597	210,481,478

Total Increase (Decrease) in Net Assets	457,624,666	175,360,146

NET ASSETS
Beginning of period	$606,901,539	$431,541,393

End of period	$1,064,526,205	$606,901,539

Undistributed net investment income (loss)	$9,259,050	$2,868,101

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017		2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$41.49		$45.38		$46.82		$39.22		$32.66

Income from investment operations:
Net investment income (loss)	0.41	[5]	0.90		0.52	[5]	0.39		0.37
Net realized and unrealized gain (loss) on investments	5.38		(2.10)		1.86		7.47		6.43

Total income from investment operations	5.79		(1.20)		2.38		7.86		6.80

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.23)		(0.48)		(0.36)		(0.26)		(0.24)
Distributions to shareholders from net realized gain	(0.72)		(2.20)		(3.46)		-		-
Tax return of capital [5]	-		(0.01)		-		-		-

Total distributions	(0.95)		(2.69)		(3.82)		(0.26)		(0.24)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$46.33		$41.49		$45.38		$46.82		$39.22

Total return [2]	14.07%		-2.47%		5.21%		20.07%		20.87%
Portfolio turnover	85%		91%		103%		86%		97%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$675		$656		$752		$699		$625
Ratio of expenses to average net assets	1.14%		1.14%		1.16%		1.20%		1.24%	[4]
Ratio of gross expenses to average net assets	1.14%		1.14%		1.16%		1.20%		1.24%
Ratio of net investment income (loss) to average net assets	0.94%		2.06%		1.10%		0.80%		0.96%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.24% for the year ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017		2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$7.33		$10.54		$13.87		$11.84		$10.16

Income from investment operations:
Net investment income (loss)	0.07	[5]	0.33		0.12	[5]	0.25		0.22
Net realized and unrealized gain (loss) on investments	0.89		(0.69)		0.53		2.12		1.86

Total income from investment operations	0.96		(0.36)		0.65		2.37		2.08

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.37)		(0.65)		(0.52)		(0.34)		(0.40)
Distributions to shareholders from net realized gain	(0.72)		(2.20)		(3.46)		-		-
Tax return of capital [5]	-		(0.00)	[1]	-		-		-

Total distributions	(1.09)		(2.85)		(3.98)		(0.34)		(0.40)

Redemption fee proceeds [5]	-		-		-		-		-

Net asset value, end of period	$7.20		$7.33		$10.54		$13.87		$11.84

Total return [2]	13.97%		-2.61%		5.19%		20.17%		20.88%
Portfolio turnover	85%		91%		103%		86%		97%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$8		$8		$11		$8		$5
Ratio of expenses to average net assets	1.16%	[3]	1.18%	[3]	1.18%	[3]	1.18%	[3]	1.18%	[3,4]
Ratio of gross expenses to average net assets	1.46%		1.41%		1.39%		1.54%		1.74%
Ratio of net investment income (loss) to average net assets	0.92%		2.00%		1.06%		0.83%		1.02%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.18% for the year ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017		2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$22.40		$25.95		$28.49		$23.94		$20.12

Income from investment operations:
Net investment income (loss)	0.31	[5]	0.55		0.40	[5]	0.32		0.29
Net realized and unrealized gain (loss) on investments	2.87		(1.20)		1.11		4.60		3.96

Total income from investment operations	3.18		(0.65)		1.51		4.92		4.25

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.40)		(0.70)		(0.59)		(0.37)		(0.43)
Distributions to shareholders from net realized gain	(0.72)		(2.20)		(3.46)		-		-
Tax return of capital [5]	-		(0.00)	[1]	-		-		-

Total distributions	(1.12)		(2.90)		(4.05)		(0.37)		(0.43)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$24.46		$22.40		$25.95		$28.49		$23.94

Total return [2]	14.51%		-2.14%		5.56%		20.59%		21.36%
Portfolio turnover	85%		91%		103%		86%		97%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$157		$205		$237		$260		$216
Ratio of expenses to average net assets	0.79%		0.80%	[3]	0.80%	[3]	0.80%	[3]	0.80%	[3,4]
Ratio of gross expenses to average net assets	0.79%		0.81%		0.80%		0.81%		0.81%
Ratio of net investment income (loss) to average net assets	1.31%		2.40%		1.47%		1.19%		1.41%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.80% for the year ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017		2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$6.20		$9.40		$12.81		$10.94		$9.41

Income from investment operations:
Net investment income (loss)	0.08	[5]	0.49		0.15	[5]	1.00		(0.03)
Net realized and unrealized gain (loss) on investments	0.73		(0.79)		0.49		1.23		1.98

Total income from investment operations	0.81		(0.30)		0.64		2.23		1.95

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.40)		(0.70)		(0.59)		(0.36)		(0.42)
Distributions to shareholders from net realized gain	(0.72)		(2.20)		(3.46)		-		-
Tax return of capital [5]	-		(0.00)	[1]	-		-		-

Total distributions	(1.12)		(2.90)		(4.05)		(0.36)		(0.42)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$5.89		$6.20		$9.40		$12.81		$10.94

Total return [2]	14.20%		-2.22%		5.55%		20.52%		21.21%
Portfolio turnover	85%		91%		103%		86%		97%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$21		$44		$55		$49		$28
Ratio of expenses to average net assets	0.83%	[3]	0.82%		0.85%		0.90%		0.90%	[4]
Ratio of gross expenses to average net assets	0.85%		0.82%		0.85%		0.90%		0.90%
Ratio of net investment income (loss) to average net assets	1.28%		2.39%		1.41%		1.07%		1.31%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor, of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.90% for the year ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017		2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$7.38		$8.05		$8.26		$7.67		$5.98

Income from investment operations:
Net investment income (loss)	0.15		0.12		0.13		0.14		0.11
Net realized and unrealized gain (loss) on investments	1.35		(0.53)		0.20		0.85		1.64

Total income from investment operations	1.50		(0.41)		0.33		0.99		1.75

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)		(0.07)		(0.11)		(0.25)		(0.06)
Distributions to shareholders from net realized gain	-		(0.19)		(0.43)		(0.15)		-

Total distributions	(0.12)		(0.26)		(0.54)		(0.40)		(0.06)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$8.76		$7.38		$8.05		$8.26		$7.67

Total return [2]	20.61%		-5.12%		4.65%		13.15%		29.26%
Portfolio turnover	73%		89%		88%		86%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$595		$385		$320		$232		$160
Ratio of expenses to average net assets	1.46%		1.52%		1.59%		1.60%	[3]	1.60%	[3,4]
Ratio of gross expenses to average net assets	1.46%		1.52%		1.59%		1.62%		1.68%
Ratio of net investment income (loss) to average net assets	2.06%		1.59%		1.32%		1.43%		1.70%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.60% for the year ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017		2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$7.76		$8.45		$8.64		$8.00		$6.24

Income from investment operations:
Net investment income (loss)	0.14		0.11		0.14		0.14		0.12
Net realized and unrealized gain (loss) on investments	1.43		(0.54)		0.21		0.90		1.71

Total income from investment operations	1.57		(0.43)		0.35		1.04		1.83

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)		(0.07)		(0.11)		(0.25)		(0.07)
Distributions to shareholders from net realized gain	-		(0.19)		(0.43)		(0.15)		-

Total distributions	(0.12)		(0.26)		(0.54)		(0.40)		(0.07)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	-

Net asset value, end of period	$9.21		$7.76		$8.45		$8.64		$8.00

Total return [2]	20.44%		-5.07%		4.71%		13.16%		29.30%
Portfolio turnover	73%		89%		88%		86%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$85		$55		$51		$29		$13
Ratio of expenses to average net assets	1.52%	[3]	1.53%	[3]	1.57%	[3]	1.57%	[3]	1.57%	[3,4]
Ratio of gross expenses to average net assets	1.53%		1.59%		1.68%		1.82%		2.13%
Ratio of net investment income (loss) to average net assets	1.99%		1.47%		1.46%		1.51%		1.91%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.57% for the year ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31								For the Period November 30, 2012 (commencement of operations) through July 31, 2013
	2017		2016		2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$7.39		$8.07		$8.28		$7.66		$6.59

Income from investment operations:
Net investment income (loss)	0.19		0.15		0.16		0.13		0.11
Net realized and unrealized gain (loss) on investments	1.32		(0.54)		0.21		0.89		1.04

Total income from investment operations	1.51		(0.39)		0.37		1.02		1.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.16)		(0.10)		(0.15)		(0.25)		(0.08)
Distributions to shareholders from net realized gain	-		(0.19)		(0.43)		(0.15)		-

Total distributions	(0.16)		(0.29)		(0.58)		(0.40)		(0.08)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	-

Net asset value, end of period	$8.74		$7.39		$8.07		$8.28		$7.66

Total return [2]	20.80%		-4.74%		5.24%		13.60%		17.50%
Portfolio turnover	73%		89%		88%		86%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$384		$167		$61		$39		$25
Ratio of expenses to average net assets	1.07%		1.10%		1.15%	[3]	1.16%		1.25%	[3,4]
Ratio of gross expenses to average net assets	1.07%		1.10%		1.15%		1.16%		1.25%
Ratio of net investment income (loss) to average net assets	2.82%		2.22%		1.78%		1.82%		2.40%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.25% for the period ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Investment Trust (formerly Domini Social Investment Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises three separate series: Domini Impact Equity Fund (formerly, Domini Social Equity Fund), Domini Impact International Equity Fund (formerly, Domini International Social Equity Fund), and Domini Impact Bond Fund (formerly Domini Social Bond Fund) (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Impact Bond Fund are included on page 82 of this report. The Domini Impact Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. Class R shares of the Domini Impact Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Impact Equity Fund commenced on November 28, 2008. The Domini Impact International Equity Fund offers Investor shares, Class A shares and Institutional Shares. Class A and Institutional shares of the Domini Impact International Equity Fund were not offered prior to November 28, 2008 and November 30, 2012, respectively. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R and Institutional shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Impact Equity Fund, as of July 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$106,721,459	$-	$-	$106,721,459
Consumer Staples	94,820,569	-	-	94,820,569
Energy	1,987,546	-	-	1,987,546
Financials	132,609,584	-	-	132,609,584
Health Care	126,118,400	-	-	126,118,400
Industrials	70,113,868	-	-	70,113,868
Information Technology	209,113,810	-	-	209,113,810
Materials	32,859,874	-	-	32,859,874
Real Estate	29,182,512	-	-	29,182,512
Telecommunication Services	21,352,139	-	-	21,352,139
Utilities	30,813,161	-	-	30,813,161

Total	$855,692,922	$-	$-	$855,692,922

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of July 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$153,752,540	$-	$-	$153,752,540
Consumer Staples	93,348,203	-	-	93,348,203
Energy	12,381,145	-	-	12,381,145
Financials	262,646,682	-	-	262,646,682
Health Care	78,467,707	-	-	78,467,707
Industrials	178,581,025	-	-	178,581,025
Information Technology	82,458,973	-	-	82,458,973
Materials	64,407,517	-	-	64,407,517
Real Estate	70,387,717	-	-	70,387,717
Telecommunication Services	34,266,009	-	-	34,266,009
Utilities	10,465,408	-	-	10,465,408

Total	$1,041,162,926	$-	$-	$1,041,162,926

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Domini Impact International Equity Fund

Investments in Securities
Balance as of July 31, 2016	$-
Realized Gain (loss)	-
Change in unrealized appreciation (depreciation)	1,861,528
Purchases	-
Sales	-
Transfers in and/or out of Level Three	(1,861,528)

Balance as of July 31, 2017	$-

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2017:	$-

For the Domini Impact International Equity Fund transfers from Level 1 to Level 3 included securities valued at $39,736,075 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $41,597,603 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities, they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Domini Impact Equity Fund and the Domini Impact International Equity Fund had no open foreign currency spot contracts as of July 31, 2017.

(D) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini Impact International Equity Fund are usually declared and paid semiannually from net investment income. Dividends to shareholders of the Domini Impact Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2017, tax years 2014 through 2017 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Funds. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.30% of the first $2 billion of net assets managed,
(prior to May 1, 2017)	0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

(effective May 1, 2017)	0.245% of the first $250 million of net assets managed,
0.24% of the next $250 million of net assets managed, and
0.235% of the next $500 million of net assets managed
0.23% of net assets managed in excess of $1 billion

Domini Impact International Equity Fund	1.00% of the first $250 million of net assets managed,
(prior to May 1, 2017)	0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

(effective May 1, 2017)	0.97% of the first $250 million of net assets managed,
0.92% of the next $250 million of net assets managed, and
0.855% of the next $500 million of net assets managed
0.83% of net assets managed in excess of $1 billion

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

Pursuant to a Sponsorship Agreement (with respect to the Domini Impact Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective November 30, 2016, Domini agreed to reduce its fees and reimburse expenses, not including reorganization related expenses, to the extent necessary to keep the aggregate annual operating expenses of the Domini Impact Equity Fund at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares and Class R shares, respectively. For the periods prior to November 30, 2016, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2017, absent an earlier modification by the Board of Trustees which oversees the Funds. Effective November 30, 2016, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses, not including reorganization expenses, of the Domini Impact International Equity Fund no greater than 1.60%, 1.57% and 1.27% of the average daily net assets representing Investor shares, Class A shares and Institutional Shares, respectively. For the periods prior to November 30, 2016, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2017, absent an earlier modification by the Board of Trustees which oversees the Funds. For the year ended July 31, 2017, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Impact Equity Fund	$-	$27,939
Domini Impact International Equity Fund	-	-

Fees waived and/or expenses reimbursed under the Expense Limitation Agreement are only recoverable by Domini and/or its affiliates in the current fiscal year to the extent actual Fund expenses are less than the contractual expense cap during such year.

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

As of July 31, 2017, Domini owned less than 1% of any class of the outstanding shares of each Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement Agreements with Domini.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2017, fees waived were as follows:

FEES WAIVED

Domini Impact Equity Fund Investor shares	$-
Domini Impact Equity Fund Class A shares	18,969
Domini Impact International Equity Fund Investor shares	-
Domini Impact International Equity Fund Class A shares	7,327

DSIL Investment Services, LLC, the Funds’ Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2017, DSIL received $3,675, and $11,993 from the Domini Impact Equity Fund Class A Shares, and the Domini Impact International Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Impact Equity Fund, and Domini Impact International Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2017, there were no fees waived.

(E) Trustees and Officers. Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $14,000. The Lead Independent

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $1,500 for attendance at each meeting of the Board of the Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of July 31, 2017, all Trustees and officers of the Trust as a group owned less than 1% of each Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2017, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Impact Equity Fund	$745,489,601	$909,335,082
Domini Impact International Equity Fund	852,228,213	541,845,662

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2017		2016
	Shares	Amount	Shares	Amount

Domini Impact Equity Fund

Investor Shares
Shares sold	689,761	$30,311,165	946,947	$38,245,827
Shares issued in reinvestment of dividends and distributions	321,526	14,002,465	1,022,290	41,403,426
Shares redeemed	(2,255,487)	(98,661,333)	(2,736,834)	(111,244,077)
Redemption fees	-	1,588	-	8,929

Net increase (decrease)	(1,244,200)	$(54,346,115)	(767,597)	$(31,585,895)

Class A Shares
Shares sold	106,625	$764,838	206,193	$1,609,232
Shares issued in reinvestment of dividends and distributions	172,689	1,175,431	348,082	2,564,298
Shares redeemed	(258,159)	(1,847,749)	(396,575)	(3,154,114)
Redemption fees	-	-	-	-

Net increase (decrease)	21,155	$92,520	157,700	$1,019,416

Institutional Shares
Shares sold	578,405	$13,512,200	911,656	$20,564,743
Shares issued in reinvestment of dividends and distributions	359,815	8,260,329	1,170,773	25,713,177
Shares redeemed	(3,646,470)	(84,938,591)	(2,081,982)	(46,764,660)
Redemption fees	-	3,273	-	2,125

Net increase (decrease)	(2,708,250)	$(63,162,789)	447	$(484,615)

Class R Shares
Shares sold	456,316	$2,707,451	700,694	$4,883,558
Shares issued in reinvestment of dividends and distributions	1,324,218	7,379,218	2,696,629	16,866,016
Shares redeemed	(5,337,591)	(31,199,067)	(2,095,090)	(13,694,177)
Redemption fees	-	536	-	36

Net increase (decrease)	(3,557,057)	$(21,111,862)	1,302,233	$8,055,433

Total
Shares sold	1,831,107	$47,295,654	2,765,490	$65,303,360
Shares issued in reinvestment of dividends and distributions	2,178,248	30,817,443	5,237,774	86,546,917
Shares redeemed	(11,497,707)	(216,646,740)	(7,310,481)	(174,857,028)
Redemption fees	-	5,397	-	11,090

Net increase (decrease)	(7,488,352)	$(138,528,246)	692,783	$(22,995,661)

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

	Year Ended July 31,
	2017		2016
	Shares	Amount	Shares	Amount

Domini Impact International Equity Fund

Investor Shares
Shares sold	27,855,309	$221,158,105	30,048,006	$219,906,322
Shares issued in reinvestment of dividends and distributions	743,730	5,610,587	1,379,616	10,002,392
Shares redeemed	(12,795,171)	(98,997,807)	(19,052,183)	(137,921,955)
Redemption fees	-	9,524	-	19,441

Net increase (decrease)	15,803,868	$127,780,409	12,375,439	$92,006,200

Class A Shares
Shares sold	3,805,913	$31,187,717	3,345,919	$25,706,276
Shares issued in reinvestment of dividends and distributions	115,359	912,573	224,297	1,709,871
Shares redeemed	(1,753,052)	(14,333,930)	(2,487,440)	(18,672,019)
Redemption fees	-	1,059	-	381

Net increase (decrease)	2,168,220	$17,767,419	1,082,776	$8,744,509

Institutional Shares
Shares sold	26,497,994	$215,503,658	17,538,735	$127,614,818
Shares issued in reinvestment of dividends and distributions	287,709	2,185,044	351,789	2,545,833
Shares redeemed	(5,435,327)	(42,234,019)	(2,805,570)	(20,433,911)
Redemption fees	-	6,086	-	4,029

Net increase (decrease)	21,350,376	$175,460,769	15,084,954	$109,730,769

Total
Shares sold	58,159,216	$467,849,480	50,932,660	$373,227,416
Shares issued in reinvestment of dividends and distributions	1,146,798	8,708,204	1,955,702	14,258,096
Shares redeemed	(19,983,550)	(155,565,756)	(24,345,193)	(177,027,885)
Redemption fees	-	16,669	-	23,851

Net increase (decrease)	39,322,464	$321,008,597	28,543,169	$210,481,478

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2017, is as follows:

	Domini Impact Equity Fund	Domini Impact International Equity Fund
Undistributed ordinary income	$-	$24,540,361
Capital losses, other losses and other temporary differences	35,182,143	(10,949,447)
Unrealized appreciation/(depreciation)	136,190,711	126,552,660

Distributable net earnings/(deficit)	$171,372,854	$140,143,574

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies. For the year ended July 31, 2017, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Impact Equity Fund	Domini Impact International Equity Fund
Paid-in capital	$(5,603,908)	$(340,162)
Undistributed net investment income (loss)	705,567	1,378,857
Accumulated net realized gain (loss)	4,898,341	(1,038,695)

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. As of July 31, 2017, the Domini Impact Equity Fund and the Domini Impact International Equity Fund have accumulated capital loss carryforwards of $0 and $10,949,447, respectively.

However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of July 31, 2017, the Domini Impact International Equity Fund had expired unused capital loss carryforwards of $170,081.

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Impact Equity Fund		Domini Impact International Equity Fund
	Year Ended July 31,		Year Ended July 31,
	2017	2016	2017	2016

Ordinary income	$8,566,436	$24,441,067	$12,118,962	$7,042,460
Long-term capital gain	23,410,947	64,119,401	-	10,984,484
Return of Capital	-	198,278	-	-

Total	$31,977,383	$88,758,746	$12,118,962	$18,026,944

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Domini Impact Equity Fund and Domini Impact International Equity Fund (collectively, the “Funds”), each a Fund within the series of the Domini Investment Trust, as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Impact Equity Fund and the Domini Impact International Equity Fund as of July 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

September 27, 2017

Boston, MA

DOMINI IMPACT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2017

ASSETS:
Investments at value (cost $177,338,162)	$178,970,048
Cash	2,979,041
Foreign currency (cost $2,875)	2,956
Receivable for securities sold	9,180,713
Interest receivable	874,652
Colleratal on certain derivative contracts	709,806
Cash held at other banks (cost $319,481)	319,549
Receivable for capital shares	236,858
Receivable for variation margin swap contracts	137,422
Unrealized appreciation on OTC swap contracts	95,588
Receivable for variation margin futures	42,423
Unrealized appreciation on forward currency contracts	26,782

Total assets	193,575,838

LIABILITIES:
Payable for securities purchased	43,449,105
Payable for capital shares	296,671
Premium paid swap contracts	228,602
Interest payable	153,741
Colleratal on certain derivative contracts	100,000
Cash due to broker (cost $92,315)	95,085
Management fee payable	71,870
Distribution fee payable	19,686
Other accrued expenses	16,851
Dividend payable	22,911
Unrealized depreciation on forward currency contracts	28,277

Total liabilities	44,482,799

NET ASSETS	$149,093,039

NET ASSETS CONSIST OF:
Paid-in capital	$147,609,756
Undistributed net investment loss	(128,270)
Accumulated net realized loss	(214,487)
Net unrealized appreciation	1,826,040

$149,093,039

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$142,599,539

Outstanding shares of beneficial interest	12,659,669

Net asset value and offering price per share*	$11.26

Institutional Shares
Net assets	$6,493,500

Outstanding shares of beneficial interest	578,174

Net asset value and offering price per share*	$11.23

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2017

INCOME:
Interest income	$4,402,727

EXPENSES:
Management fee	559,979
Administrative fee	368,243
Distribution fees – Investor shares	356,981
Transfer agent fees – Investor shares	173,529
Transfer agent fees – Institutional shares	138
Accounting and custody fees	113,098
Professional fees	46,277
Registration – Investor shares	30,750
Registration – Insitutional shares	11,960
Shareholding servicing fees – Investor shares	13,973
Shareholding servicing fees – Institutional shares	12
Shareholder communications	14,227
Miscellaneous	9,715
Trustees fees	5,862

Total expenses	1,704,744
Fees waived and expense reimbursed	(349,393)

Net expenses	1,355,351

NET INVESTMENT INCOME	3,047,376

REALIZED AND UNREALIZED GAINS (LOSSES)
NET REALIZED GAIN/(LOSS) FROM:
Investments	(327,200)
Swap contracts	493,924
Futures contracts	(68,783)
Foreign currency	76,757
Options	(626)

Net realized gain (loss)	174,072

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments, futures and swap contracts	(3,580,669)
Translation of assets and liabilitites in foreign currencies	(84,894)

Net change in unrealized appreciation (depreciation)	(3,665,563)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,491,491)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(444,115)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$3,047,376	$2,876,709
Net realized gain (loss) on investments	174,072	657,181
Net change in unrealized appreciation (depreciation) on investments	(3,665,563)	5,499,895

Net Increase (Decrease) in Net Assets Resulting from Operations	(444,115)	9,033,785

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(2,931,223)	(2,794,993)
Institutional shares	(106,025)	(55,786)
Distributions to shareholders from net realized gain:
Investor shares	(667,809)	(699,959)
Institutional shares	(20,200)	(9,583)
Tax return of capital distribution:
Investor shares	(41,581)	-
Institutional shares	(1,893)	-

Net Decrease in Net Assets from Distributions and Dividends	(3,768,731)	(3,560,321)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	34,139,779	28,148,855
Net asset value of shares issued in reinvestment of distributions and dividends	3,542,027	3,337,264
Payment for shares redeemed	(31,823,837)	(21,135,652)
Redemption fee	5,342	2,901

Net Increase in Net Assets from Capital Share Transactions	5,863,311	10,353,368

Total Increase (Decrease) in Net Assets	1,650,465	15,826,832

NET ASSETS:
Beginning of period	$147,442,574	$131,615,742

End of period	$149,093,039	$147,442,574

Undistributed net investment income (loss)	$(128,270)	$(65,454)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2017		2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$11.60		$11.16		$11.24		$11.15		$11.64

Income from investment operations:
Net investment income (loss)	0.23		0.24		0.17		0.16		0.16
Net realized and unrealized gain (loss) on investments	(0.29)		0.50		(0.07)		0.13		(0.38)

Total income (loss) from investment operations	(0.06)		0.74		0.10		0.29		(0.22)

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.23)		(0.24)		(0.17)		(0.16)		(0.16)
Distributions to shareholders from net realized gain	(0.05)		(0.06)		(0.01)		(0.04)		(0.11)
Tax return of capital [5]	(0.00)	[1]	-		-		-		-

Total distributions	(0.28)		(0.30)		(0.18)		(0.20)		(0.27)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.26		$11.60		$11.16		$11.24		$11.15

Total return [2]	-0.32%		6.73%		0.89%		2.59%		-2.01%
Portfolio turnover	386%		297%		348%		120%		129%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$143		$144		$129		$126		$130
Ratio of expenses to average net assets	0.93%	[3]	0.93%	[3]	0.95%	[3]	0.95%	[3]	0.95%	[3,4]
Ratio of gross expenses to average net assets	1.16%		1.19%		1.24%		1.24%		1.24%
Ratio of net investment income to average net assets	2.06%		2.13%		1.52%		1.42%		1.35%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95% for the year ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the year ended July 31,
	2017		2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$11.57		$11.14		$11.23		$11.15		$11.64

Income from investment operations:
Net investment income (loss)	0.27		0.27		0.20		0.19		0.19
Net realized and unrealized gain (loss) on investments	(0.29)		0.49		(0.09)		0.12		(0.38)

Total income (loss) from investment operations	(0.02)		0.76		0.11		0.31		(0.19)

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.27)		(0.27)		(0.20)		(0.19)		(0.19)
Distributions to shareholders from net realized gain	(0.05)		(0.06)		(0.01)		(0.04)		(0.11)
Tax return of capital [5]	(0.00)	[1]	-		-		-		-

Total distributions	(0.32)		(0.33)		(0.21)		(0.23)		(0.30)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.01		-		-

Net asset value, end of period	$11.23		$11.57		$11.14		$11.23		$11.15

Total return [2]	-0.13%		6.96%		1.10%		2.80%		-1.72%
Portfolio turnover	386%		297%		348%		120%		129%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$6		$3		$2		$4		$3
Ratio of expenses to average net assets	0.62%	[3]	0.63%	[3]	0.65%	[3]	0.65%	[3]	0.65%	[3,4]
Ratio of gross expenses to average net assets	1.02%		1.22%		1.07%		1.02%		0.97%
Ratio of net investment income to average net assets	2.38%		2.46%		1.79%		1.73%		1.54%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.65% for the year ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Impact Bond Fund (formerly Domini Social Bond Fund) (the “Fund”) is a series of the Domini Investment Trust (formerly Domini Social Investment Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data,

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees. The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

The following is a summary of the inputs used, as of July 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:
Long-Term Investments in Securities:
Mortgage Backed Securities	$-	$91,635,928	$159,360	$91,795,288
Corporate Bonds and Notes	-	39,427,515	-	39,427,515
Municipal Bonds	-	16,139,127	-	16,139,127
Senior Floating Rate Interests	-	9,986,367		9,986,367
U.S. Government Agencies	-	8,568,015	-	8,568,015
Asset Backed Securities	-	1,976,013	-	1,976,013
Foreign Government & Agency Securities	-	1,835,007	-	1,835,007
Certificates of Deposit	-	248,408	-	248,408

Total Long-Term Securities	$-	$169,816,380	$159,360	$169,975,740

Short Term Investments in Securities:
U.S. Government Agencies	-	8,994,308	-	8,994,308

Total Short-Term Securities	$-	$8,994,308	$-	$8,994,308

Total Investment in Securities	$-	$178,810,688	$159,360	$178,970,048

Other Financial Instruments:
Forward currency Contracts	$-	$26,782	$-	$26,782
OTC Swap Contracts	-	95,588	-	95,588
Variation Margin Swap Contracts	-	137,422	-	137,422
Variation Margin Futures	-	42,423	-	42,423

Total Other Financial Instruments	$-	$302,215	$-	$302,215

Liabilities:
Other Financial Instruments:
Foreign Exchange Contracts	$-	$28,277	$-	$28,277

Total Other Financial Instruments	$-	$28,277	$-	$28,277

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2016	$260,722
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	33,138
Purchases	-
Sales	-
Transfers in and/or out of level three	(134,500)

Balance as of July 31, 2017	$159,360

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2017	$1,361

Transfers from Level 2 to Level 3 included securities valued at $5,516,926 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at $5,651,426 because market values were readily available from a pricing agent for which fair value factors were previously applied. The Level 3 security was valued using a pricing vendor other than the Fund’s primary pricing vendor.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Fund had $1,602,522 outstanding in open foreign currency spot contracts as of July 31, 2017.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(F) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. There are no purchased option contracts outstanding at July 31, 2017.

(G) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Future contracts outstanding at July 31, 2017 are listed in the Fund’s Portfolio of Investments.

(H) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at July 31, 2017 are listed in the Fund’s Portfolio of Investments.

(I) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at July 31, 2017, are listed in the Fund’s Portfolio of Investments.

(J) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at July 31, 2017 are listed in the Fund’s Portfolio of Investments.

(K) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

(L) Investment Transactions, Investment Income, and Dividends to Shareholders. The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis.

(M) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(N) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Fund. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(O) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(P) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at the annual rate below of the Fund’s average daily net assets before any fee waivers:

(prior to May 1, 2017)	0.40% of the first $500 million of net assets managed,
0.38% of the next $500 million of net assets managed, and
0.35% of net assets managed in excess of $1 billion

(effective May 1, 2017)	0.33% of the first $50 million of net assets managed,
0.32% of the next $50 million of net assets managed, and
0.315% of net assets managed in excess of $100 million

For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets.

For the period from November 30, 2016, until November 30, 2017, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% and 0.65% of the average daily net assets representing Investor shares and Institutional shares, respectively. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2017, Domini reimbursed expenses totaling $202,509.

Fees waived and/or expenses reimbursed under the Expense Limitation Agreement are only recoverable by Domini and/or its affiliates in the current fiscal year to the extent actual Fund expenses are less than the contractual expense cap during such year.

As of July 31, 2017, Domini owned less than 1% of any class of the outstanding Shares of the Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini. Prior to January 7, 2015, Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth LLC (formerly known as RidgeWorth Capital Management, Inc.), and its predecessors, provided investment submanagement services to the Fund.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Fund

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2017, fees waived by the Investor shares totaled $146,884.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2017, Domini waived fees as follows:

FEES WAIVED

Domini Impact Bond Fund Investor shares	$-
Domini Impact Bond Fund Institutional shares	12

(E) Trustees and Officers. Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $14,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $1,500 for attendance at each meeting of the Board of the Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of July 31, 2017, all Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2017, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$431,248,658	$438,133,298
Investments in Securities	218,824,963	200,932,075

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2017		2016
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	2,631,798	$29,586,950	2,293,262	$25,800,027
Shares issued in reinvestment of dividends and distributions	307,843	3,452,693	292,524	3,279,951
Shares redeemed	(2,715,791)	(30,544,065)	(1,732,531)	(19,432,723)
Redemption fees	-	5,008	-	2,900

Net increase (decrease)	223,850	$2,500,586	853,255	$9,650,155

Institutional Shares
Shares sold	405,346	$4,552,829	210,616	$2,348,828
Shares issued in reinvestment of dividends and distributions	7,977	89,334	5,092	57,313
Shares redeemed	(113,635)	(1,279,772)	(152,917)	(1,702,929)
Redemption fees	-	334	-	1

Net increase (decrease)	299,688	$3,362,725	62,791	$703,213

Total
Shares sold	3,037,144	$34,139,779	2,503,878	$28,148,855
Shares issued in reinvestment of dividends and distributions	315,820	3,542,027	297,616	3,337,264
Shares redeemed	(2,829,426)	(31,823,837)	(1,885,448)	(21,135,652)
Redemption fees	-	5,342	-	2,901

Net increase (decrease)	523,538	$5,863,311	916,046	$10,353,368

5. SUMMARY OF DERIVATIVE ACTIVITY

At July 31, 2017, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Asssets and Liabilities Location	Fair Value	Statement of Asssets and Liabilities Location	Fair Value
Interest rate contracts	Variation Margin /Unrealized appreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation	$602,278	Variation Margin / Net assets consist of - net unrealized depreciation	$348,852

Credit contracts	Variation Margin / Net assets consist of - net unrealized appreciation (depreciation)	-	Variation Margin / Net assets consist of - net unrealized appreciation (depreciation)	20,416

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Asssets and Liabilities Location	Fair Value	Statement of Asssets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency contracts / Net assets consist of - net unrealized appreciation	$26,782	Unrealized depreciation on forward currency contracts / Net assets consist of - net unrealized depreciation	$28,277

Future contracts	Receivable for variation margin futures / Net assets consist of - net unrealized appreciation	42,423	Payable for variation margin futures / Net assets consist of - net unrealized depreciation	-

Total		$671,483		$397,545

For the year ended July 31, 2017, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	$486,516	$181,434

Credit contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	7,302	(45,175)

Foreign exchange contracts	Net realized gain (loss) from foreign currency/ Net change in unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies	76,757	(83,107)

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures contracts	Net realized gain (loss) from futures contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	$(68,783)	$51,929

Options purchases	Net realized gain (loss) from options contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	(626)	-

Total		$501,166	$105,081

6. OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The following table summarizes any derivatives, at the end of the reporting period, that are subject to a master netting agreement or similar agreement. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to the master netting agreements in the Statement of Assets and Liabilities.

	Credit Suisse International	Deutsche Bank AG	Morgan Stanley	Total

Assets:
Cash held at other banks	$53,080	$-	$266,469	$319,549
Unrealized appreciation on OTC swaps contracts*	-	95,588	-	95,588
Receivable for variation margin swap contracts	-	-	518,989	518,989

Total Assets	$53,080	$95,588	$785,458	$934,126

Liabilities:
Cash due to broker	30,277	-	64,808	95,085
Payable for variation margin swap contracts	-	-	381,567	381,567

Total Liabilities	$30,277	$-	$446,375	$476,652

Total Derivative Net Assets	$22,803	$95,588	$339,083	$457,474

Total collateral received (pledged)	-	(100,000)	709,806	609,806

Net Amount	$22,803	$(4,412)	$1,048,889	$1,067,280

* Excludes premiums if any. Included in unrealized appreciation/depreciation on OTC swap contracts on the Statement of Assets and Liabilities.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

7. SUMMARY OF DERIVATIVE ACTIVITY

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	10
Forward currency contracts (contract amount)	$1,891,607
OTC interest rate swap contracts (notional)	$5,539,250
Centrally cleared interest rate swap contracts (notional)	$33,690,625
OTC credit default contracts (notional)	$1,278,354
Centrally cleared credit default contracts (notional)	$4,621,325

8. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2017 is as follows:

Undistributed ordinary income	$-
Capital losses, other losses and other temporary differences	(331,013)
Unrealized appreciation (depreciation)	1,814,296

Distributable net earnings (deficit)	$1,483,283

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies.

For the year ended July 31, 2017, the Fund reclassified $29,470 from undistributed net investment income to accumulated net realized gain (loss) and $43,474 from paid in capital to accumulated net realized gain (loss) to align financial reporting and tax reporting.

During the period November 1, 2016 through July 31, 2017, the Domini Impact Bond Fund had net realized capital losses of $103,926 and ordinary losses of $184,094. These losses are deferred and will be recognized on August 1, 2017, for tax purposes.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2017

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2017	2016
Ordinary income	$3,496,189	$3,172,492
Long-term capital gain	229,068	387,829
Return of capital	43,474	-

Total	$3,768,731	$3,560,321

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Domini Impact Bond Fund (the “Fund”), a Fund within the series of the Domini Investment Trust, as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Impact Bond Fund as of July 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

September 27, 2017

Boston, MA

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2017

The amount of long-term capital gains paid for the year ended July 31, 2017 was as follows:

Domini Impact Equity Fund	$23,410,947
Domini Impact International Equity Fund	-
Domini Impact Bond Fund	229,068

For dividends paid from net investment income during the year ended July 31, 2017, the Funds designated the following as Qualified Dividend Income:

Domini Impact Equity Fund	$15,498,644
Domini Impact International Equity Fund	26,134,203

Of the ordinary distributions made by the Domini Impact Bond Fund during the fiscal year ended July 31, 2017, 34% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Impact Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini Impact International Equity Fund	$2,182,260	$0.02	$29,401,704	$0.24

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BOARD OF TRUSTEES’ APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the fund’s investment management and submanagement agreements. At its meeting held on April 27, 2017, the Board of Trustees (“Board”) of the Domini Impact Equity Fund (the “Equity Fund”), Domini Impact International Equity Fund (the “International Fund”), and the Domini Impact Bond Fund (the “Bond Fund”) (each a “Fund,” and collectively the “Funds”), including a majority of the Independent Trustees, voted to approve the proposed management agreements for the Funds with Domini Impact Investments LLC (“Domini”), and the proposed submanagement agreements between Domini and Wellington Management Company LLP (“Wellington Management”) for the Equity Fund, International Fund and Bond Fund (together, Domini and Wellington Management, the “Advisers”).

Prior to the April 27, 2017, meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the proposed management and submanagement agreements at the Board’s meeting on April 27, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by the Advisers.

In determining to approve the above-referenced management and submanagement agreements, the Board reviewed and evaluated information and factors it believed to be relevant and appropriate in light of the information that the Trustees deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual Trustees may have weighed certain factors differently, the Board’s determination to continue the management and submanagement agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation or approval of such agreements, as applicable. The Trustees did not identify any particular information or factor that was all-important or controlling.

Set forth below is a discussion of the factors that the Board considered with respect to its approval of the above-referenced management and submanagement agreements.

DOMINI IMPACT EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Equity Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Fund and for managing the investment of the assets of the Equity Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. In addition, they noted that Domini manages the Equity Fund’s business and affairs, including coordination of the activities of service providers, pursuant to a sponsorship agreement. The Trustees considered the scope and quality of the services to be provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Fund, including making purchases and sales of socially screened portfolio securities consistent with the Equity Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation, leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the Equity Fund for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2016 and February 28, 2017, as well as the Equity Fund’s performance for each full calendar year since inception (June 3, 1991) and cumulative performance from inception, through December 31, 2016 and February 28, 2017. They compared those returns to the returns of the applicable benchmark for the Equity Fund (S&P 500), for the same periods, the performance of the relevant socially responsible (SRI) peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the for the 1-, 3-, 5-, and 10-year periods ended February 28, 2017. The Trustees noted that the Equity Fund’s Investor share net investment returns as of December 31 for each calendar year were positive for all years since Wellington became submanager except for each of the full calendar years 2008 and 2015, and had outperformed relative to the S&P 500 for each of the 2009, 2013 and 2014 calendar years. The Trustees noted that the Equity Fund Investor shares had positive net investment performance for each of the year to date, 6-month, 1-, 3-, 5-, and 10-year periods as of February 28, 2017, and had outperformed relative to the applicable SRI peer group for the 1-year period compared to the group’s average and median performance for the same period. The Trustees also considered the decile rank of the Equity Fund for the 1-, 3-, 5- and 10- year periods ended February 28, 2017, compared to the decile ranks of its peer group for the same periods noting that the Investor shares of the Equity Fund are in the 3rd decile for the 1- and 3-year periods and 4th decile for the 5- and 10-year periods.

The Trustees considered recent market conditions, and the information they received from Wellington Management and Domini regarding the performance of and enhancements to the Wellington Management quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the Equity Fund but would continue to monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Fund, the portion of the fees retained by Domini, Domini’s contractual fee waiver arrangements with respect to the Fund, and the proposed changes to the existing fee arrangements with Domini and the submanager. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the sponsorship agreement. The Trustees considered the responses Domini and Wellington Management provided with respect to the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives and strategies. The Trustees considered Wellington Management’s representation that the submanagement fee it receives with respect to the Fund is competitive with the general range of the fees Wellington Management receives with respect to other client funds of similar size. The Trustees considered that Domini (and not the Equity Fund) pays Wellington Management from its advisory fee and that the proposed aggregate advisory fee was lower than the current aggregate fee. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Equity Fund Investor shares aggregate management and sponsorship fees versus the management and administrative fees for a relevant peer group of socially responsible funds and compared the Fund’s total expense ratio to the total expense ratios of those peers, taking into account the agreed upon waiver of fees. The Trustees noted that the Fund’s aggregate management and sponsorship fees were slightly higher relative to the average and median management and administrative fees of the relevant peer group taking into account applicable contractual fee waivers. The Trustees noted that the Fund’s total expense ratio, after giving effect to the contractual fee waiver arrangements, was slightly higher relative to the median and average total expense ratios of the relevant peer group. It was noted that both Domini and Wellington Management had proposed changes to their fee arrangements and that the aggregate advisory fee would be lower relative to the average and median of the relevant peer group under the proposed management agreement. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Fund were reasonable in relation to the nature and quality of the services to be provided and supported the approval of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and sponsorship services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2016. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided.

The Trustees reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2015. The Trustees also considered Wellington Management’s representation that there have been no material changes in the firm since December 31, 2015 and that the pro-forma income statement for the year ended December 31, 2016, reflected partnership income as if the firm was in corporate form. The pro-forma statement provided supplementally identified the revenues generated by the Equity Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided to the Equity Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees to be charged under the proposed management and submanagement agreements. The Trustees noted that there were breakpoints in the proposed fee schedules for each agreement. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Fund, including sponsorship fees. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the management and submanagement agreements.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services to be provided by Wellington Management pursuant the submanagement agreement, such as the provision of the day-to-day portfolio management of the Fund, including making purchases and sales of socially screened portfolio securities consistent with the Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the International Fund for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2016 and February 28, 2017, as well as the International Fund’s performance for each full calendar year since inception (December 27, 2006) and cumulative performance from inception, through December 31, 2016 and February 28, 2017. They compared those returns to the returns of the applicable benchmark for the International Fund (MSCI EAFE Index), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the 1-, 3- and 5-year periods ended February 28, 2017. The Trustees noted that the International Fund Investor shares net returns as of December 31, 2016 were positive for the latest 6month,1- 3-, 5-, and 10-year periods and had outperformed relative to its benchmark for the 1-, 3- and 5-year periods. The Trustees noted that the International Fund Investor shares had positive net investment returns for all periods ended February 28, 2017, and outperformed relative to its relevant peer groups of socially responsible (SRI) and non-SRI funds compared to each group’s median and average performance for the 5-year period ended February 28, 2017. The Trustees also noted that the International Fund Investor shares were in the 6th decile for the 1- and 3- year periods, the 4th decile for the 5-year period, and the 8th decile for the 10-year period. The Trustees considered the recent market conditions and the information they received regarding the performance of Wellington Management’s quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the International Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the International Fund, the portion of the fees retained by Domini, Domini’s contractual fee waiver arrangement, and the proposed changes to the existing fee arrangements with Domini and the submanager. The Trustees considered the responses Domini and Wellington Management provided with respect to the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Fund) pays Wellington Management from its advisory fee and that that the proposed aggregate advisory fee was lower than the current aggregate fee. The Trustees considered Wellington Management’s representation that the submanagement fee it receives is competitive with the general range of the fees Wellington Management receives with respect to its other client funds of similar size. The Trustees considered the information provided to them by Strategic Insight regarding the level of the International Fund Investor shares management and administrative fees versus the median management and administrative fees for relevant peer groups of SRI and non-SRI funds and compared the Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed upon waiver of fees. The Trustees noted that the Fund’s management fees, were higher relative to the median management and administrative fees of the relevant SRI and non-SRI peer groups taking into account the applicable contractual fee waiver arrangements but were about the same as the median management and administrative fees of the SRI peer group without agreed upon fee waivers. The Trustees noted that the Fund’s total expense ratio, after giving effect to contractual expense waivers, was higher relative to the median and average total expense ratio of the SRI peer group. It was noted that both Domini and Wellington Management had proposed changes to their fee arrangements and that the aggregate advisory fee would be about the same or lower relative to the average and median of the relevant peer groups under the proposed management agreement. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to each Fund were reasonable in relation to the nature and quality of services to be provided and supported approval of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2016. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Fund was not excessive in view of the nature, quality, and extent of services provided.

The Trustees reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2015. The Trustees also considered Wellington Management’s representation that there have been no material changes in the firm since December 31, 2015 and that its unaudited pro-forma income statement for the year ended December 31, 2016 reflected partnership income as if the firm was in corporate form. The pro-forma income statement provided supplementally identified the revenues generated by each Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Funds was not excessive in view of the nature, quality, and extent of services provided to each Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the proposed management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the proposed management and submanagement agreements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the International Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Fund. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The

Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with each Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the management and submanagement agreements.

DOMINI IMPACT BOND FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Bond Fund and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Wellington Management, the submanager to the Fund as of January 7, 2015. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. They also noted that Domini is responsible for administrative services to the Fund pursuant to an administration agreement. The Trustees also considered the scope and quality of the services to be provided by Wellington Management pursuant the submanagement agreement, such as the provision of the day-to-day portfolio management of the Fund, including making purchases and sales of socially screened portfolio securities consistent with the Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management and that there had been no material changes to the team providing services to the Bond Fund. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning Domini’s social research team. They considered the quality of the management and administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Wellington Management to the Bond Fund under the management and submanagement agreements, respectively.

Investment Results. The Trustees reviewed the net investment performance of the Bond Fund provided to them by Domini for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2016 and February 28, 2017, as well as the Bond Fund’s performance for each full calendar year since inception (June 1, 2000) and cumulative performance from inception, through December 31, 2016 and February 28, 2017. The Trustees compared these investment returns to the returns of the Bond Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same periods as of December 31, 2016 and February 28, 2017, and the performance of relevant peer groups of socially responsible (SRI) and non-SRI funds as classified by Strategic Insight, as well as the applicable decile ranks for the 1, 3-, 5-, and 10-year periods ended February 28, 2017. The Trustees noted that the Bond Fund Investor shares had positive net investment performance for all periods provided to them by Domini except the latest 6-month, and 2013 and 2015 calendar year periods ended December 31, 2016 and February 28, 2017, and had outperformed relative to its benchmark for the year to date, six-month and 1-year period ended December 31, 2016, as well as the 2016 calendar year. The Trustees noted that the Bond Fund Investor shares had underperformed its SRI and non-SRI peer groups relative to the groups’ median performance for all periods for both groups. The Trustees noted that the Bond Fund was in the 9th decile for the 1-year period, 7th decile for the 3-year period, 9th decile for the 5-year period and the 6th decile for the 10-year period. The Trustees considered the recent market conditions, the relatively short tenure of the current submanager, the prior change in the Funds’ benchmark and the impact of the legacy performance of the Bond Fund. In light of the foregoing, the Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the Bond Fund but would continue to monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Bond Fund, the portion of the fees retained by Domini, Domini’s contractual fee waiver arrangement and the proposed changes to the existing fee arrangements with Domini and the submanager. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered that Domini (and not the Bond Fund) pays the submanager from its advisory fee and that that the proposed aggregate advisory fee was lower than the current aggregate fee. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Bond Fund Investor shares management and administrative fees versus the management and administrative fees for a relevant peer group of SRI and non-SRI funds and compared the Bond Fund’s total expense ratio to the total expense ratios of those peers, taking into account the agreed-upon waiver of fees. The Trustees noted that the management and administrative fee for the Bond Fund, after giving effect to contractual expense waivers, was lower than the median management and administrative fees of the relevant SRI peer group and about the same as the median for the non-SRI peer group. The Trustees also noted that the total expense ratio of the Bond Fund after giving effect to contractual expense waivers was about the same relative to the median total expense ratio of its SRI peer group. It was noted that both Domini and Wellington Management had proposed changes to their fee arrangements and that the aggregate advisory fee would be lower relative to the average and median of the relevant peer groups under the proposed management agreement. In light of the foregoing, and taking into account the size of the Bond Fund and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund under the applicable agreement are reasonable in relation to the nature and quality of the services to be provided and supported approval of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2016 along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2016. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

The Trustees reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2015. The Trustees also considered Wellington Management’s representation that there have been no material changes in the firm since December 31, 2015 and that its unaudited pro-forma income statement for the year ended December 31, 2016 reflected partnership income as if the firm was in corporate form. The pro-forma income statement provided supplementally identified the revenues generated by the Funds as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided to the Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the proposed management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreement. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Bond Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the

Bond Fund and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to administrative services were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements and noted that Domini did not receive the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Investment Trust (the “Trust”) as of July 31, 2017. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Impact Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 532 Broadway, 9th Floor, New York, NY 10012. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (67) Chair and Trustee, of the Trust since 1990	Chairperson (since 2016), CIO (2010-2014), CEO (2002-2015), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (since 1998) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager, Domini Holdings LLC (holding company) (since 2002); CEO and CIO (2013-2015), NIA Global Solutions (a former division of Domini Impact Investments); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisers, LLP (investment advisor); Member (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company); Trustee, Church Investment Group (2010-2014); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit).	3
DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Kirsten S. Moy (70) Trustee of the Trust since 1999	Senior Fellow, The Aspen Institute (research and education) (since July 2014); Scholar in Residence (since 2016) and Board Member (2009-2014), Low Income Investment Fund (housing and community revitalization nonprofit); Board Member, Community Development Finance (asset building non-profit) (since 2006), Visiting Scholar, Federal Reserve Bank of San Francisco (since 2016).	3

DISINTERESTED TRUSTEES (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Gregory A. Ratliff (57) Trustee of the Trust since 1999	Senior Program Officer, Bill & Melinda Gates Foundation (philanthropy) (2007-2017).	3

John L. Shields (64) Trustee of the Trust since 2004	Managing Director, CFGI, LLC (accounting and finance advisory firm) (since 2016); Director, Navigant Consulting, Inc. (management consulting firm) (2014-2016); President, Advisor Guidance, Inc. (management consulting firm) (2010-2014); Managing Principal, MainStay Consulting Group, LLC (management consulting firm) (2006-2014); Director, Cogo Labs, Inc. (technology company) (since 2008); Advisory Board Member (2003-2015) and Director (since 2015), Vestmark, Inc. (software company).	3
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (47) Chief Legal Officer since 2014, Vice President since 2013, Secretary of the Trust since 2005	General Counsel (since 2014) and Managing Director (2015-2017), Deputy General Counsel (2009-2014), Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Funds.	N/A

Adam M. Kanzer* (51) Vice President of the Trust since 2007	Managing Director of Corporate Engagement and Public Policy (since 2017), Managing Director (2007-2017), General Counsel and Director of Shareholder Advocacy (1998-2014), Director of Corporate Engagement and Public Policy (2014-2017), Domini Impact Investments LLC; Chief Legal Officer (2003-2014), Vice President (since 2007), Domini Funds; Member, Securities and Exchange Commission Investor Advisory Committee (2012-2016), Member, Advisory Council, Sustainability Accounting Standards Board (2012-2014); Director, Global Network Initiative (nonprofit human rights organization) (2010-2014; since 2017), Alternate Director 2014-2017).	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Carole M. Laible* (53) President of the Trust since 2017	CEO and Manager (since 2016), President (2005-2015), Member (since 2006), Chief Operating Officer (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments LLC), Domini Impact Investments LLC; President and CEO (since 2002), Chief Compliance Officer (2001-2014), Chief Financial Officer, Secretary, and Treasurer (since 1998), Registered Principal (since 1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); Treasurer (1997-2015), Vice President (2007-2017), President (since 2017), Domini Funds.	N/A

Douglas Lowe* (61) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Impact Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

Meaghan O’Rourke-Alexander* (37) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Senior Compliance Analyst (2009-2012), Domini Impact Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (47) Treasurer (since 2017) and Vice President of the Trust since 2013	Chief Financial Officer (since 2014), Managing Director (2014-2017), Director of Finance (2004-2014), Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Assistant Treasurer (2007-2017) and Vice President (since 2013), Domini Funds; Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

Maurizio Tallini* (43) Chief Compliance Officer of the Trust since 2005 Vice President of the Trust since 2007	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), Domini Impact Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Chief Compliance Officer (since 2015), Registered Principal (since 2014) Registered Representative (2012-2015), DSIL Investment Services, LLC.	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/domini-funds/proxy-voting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Impact Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

532 Broadway, 9th Floor

New York, NY 10012

Investment Submanager:

Domini Impact Equity Fund

Domini Impact International Equity Fund

Domini Impact Bond Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Domini

Presorted Standard
U.S.Postage
PAID
Lancaster, PA
Permit No.1793

facebook.com/dominifunds

twitter.com/dominifunds

Domini Impact Equity Fund℠
Investor Shares: CUSIP 257132100 | DSEFX
Class A Shares: CUSIP 257132860 | DSEPX
Institutional Shares: CUSIP 257132852 | DIEQX
Class R Shares: CUSIP 257132308 | DSFRX

Domini Impact International Equity Fund℠
Investor Shares: CUSIP 257132704 | DOMIX
Class A Shares: CUSIP 257132886 | DOMAX
Institutional Shares: CUSIP 257132811 | DOMOX

Domini Impact Bond Fund℠
Investor Shares: CUSIP 257132209 | DSBFX
Institutional Shares: CUSIP 257132829 | DSBIX

Printed on elemental chlorine free paper from well-managed forests, containing 10% post-consumer waste.

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Paper from responsible sources
FSC® C132107

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2017, and July 31, 2016, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2017	2016

Domini Impact Equity Fund	$38,400	$38,400
Domini Impact Bond Fund	$32,000	$32,000
Domini Impact International Equity Fund	$32,000	$32,000

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2017, and July 31, 2016.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2017, and July 31, 2016 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Impact Investments LLC and entities controlling, controlled by, or under common control with Domini Impact Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2017, and July 31, 2016, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2017	2016

Domini Impact Equity Fund	$6,700	$6,700
Domini Impact Bond Fund	$6,700	$6,700
Domini Impact International Equity Fund	$6,700	$6,700

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2017, and July 31, 2016 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2017 and July 31, 2016 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2017, and July 31, 2016 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 27, 2016 through October 31, 2017

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B - Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 27, 2016 through October 31, 2017

Service	Fee Range

Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies

Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 27, 2016 through October 31, 2017

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.

Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 27, 2016 through October 31, 2017

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

                             Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

◾	Bookkeeping or other services related to the accounting records or financial statements of the audit client

◾	Financial information systems design and implementation

◾	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

◾	Actuarial services

◾	Internal audit outsourcing services

◾	Management functions

◾	Human resources

◾	Broker-dealer, investment adviser or investment banking services

◾	Legal services

◾	Expert services unrelated to the audit

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2017, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2017

Domini Impact Equity Fund	0%
Domini Impact Bond Fund	0%
Domini Impact International Equity Fund	0%

(g) There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2017 and July 31, 2016.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2017 was $ 20,100. These fees related to the 2017 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2016, were $20,100. These fees related to the 2016 Tax Fees described in Item 4 (c).

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Carole M. Laible, the registrant’s President and Principal Executive Officer, and Christina Povall, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Laible and Ms. Povall determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Laible and Ms. Povall, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST

By:	/s/ Carole M. Laible
Carole M. Laible
President

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date: October 6, 2017

By:	/s/ Christina Povall
Christina Povall
Treasurer (Principal Financial Officer)

Date: October 6, 2017